UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

Templeton Global Investment Trust
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: 3/31

Date of reporting period: 3/31/12

Item 1. Reports to Stockholders.

MARCH 31, 2012

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

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at **franklintempleton.com/edelivery**

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Templeton Global Balanced Fund

(formerly, Templeton Income Fund)

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · **Templeton** · Mutual Series

Annual Report

Templeton Global Balanced Fund

(formerly, Templeton Income Fund)

Your Fund’s Goal and Main Investments: Templeton Global Balanced Fund seeks both income and capital appreciation. Under normal market conditions, the Fund will invest in a diversified portfolio of debt and equity securities worldwide. The Fund’s equity component will generally consist of stocks that offer or could offer the opportunity to realize capital appreciation and/or attractive dividend yields. The Fund’s fixed income component will primarily consist of developed and developing country government and agency bonds and investment-grade and below investment-grade corporate debt securities that offer the opportunity to realize income.

We are pleased to bring you Templeton Global Balanced Fund’s annual report for the fiscal year ended March 31, 2012. Effective July 1, 2011, Templeton
Income Fund changed its name to Templeton Global Balanced Fund to better reflect its new investment goal to seek both income and capital appreciation through investment in equity and debt securities.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the
Fund’s Statement of Investments (SOI). The SOI begins on page 28.

Annual Report | 3

Performance Overview

Templeton Global Balanced Fund – Class A delivered a +1.18% cumulative total return for the 12 months under review.1 The Fund underperformed global equity and fixed income markets as measured by its benchmark, an equally weighted combination of the MSCI All Country (AC) World Index and the Barclays Capital (BC) Multiverse Index, which posted a +2.85% cumulative total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 13.

Economic and Market Overview

Global stocks, as measured by the MSCI AC World Index, finished the review period virtually unchanged, a result that belied the considerable volatility experienced during the 12 months under review. Stocks entered the period with solid momentum after swiftly recovering from the effects of natural disasters in the Asia Pacific region and violent unrest in the Arab world. Yet, the global equity rally stalled in the second quarter of 2011 as intensifying fiscal strains in southern Europe and initial policy tightening in many parts of the world marred investor confidence. Sovereign credit issues and economic growth concerns escalated in the summer of 2011, and markets sharply cor-
rected amid heightened volatility as the U.S. long-term credit rating was downgraded to AA+ from AAA and many European government bond yields soared to record levels. During such periods of risk aversion, however, yields in the bond markets of the largest developed economies declined as perceived safe haven assets rallied.

Economic weakness further pressured stocks and the International Monetary
Fund cut its 2012 global growth forecast to 4%, warning of “severe repercus-
sions” if governments did not enact more stimulative policies. Policymakers seemed to take note. In the U.S., the Federal Reserve Board (Fed) increased bond purchases and said it anticipated extraordinarily low interest rates through 2014. European policymakers twice cut interest rates, bolstered their crisis firewall, and injected more than 1 trillion euros (US$1.3 trillion) of liquidity into the banking system via the Long-Term Refinancing Operation
(LTRO). Emerging markets also eased policies, as China and India cut reserve

1. Total return was calculated based upon returns for Class A1 (Class A before 7/1//11) shares prior to 7/1/11.
2. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Fund’s benchmark is currently weighted 50% for the MSCI AC World Index and 50% for the BC
Multiverse Index and is rebalanced monthly. For the 12 months ended 3/31/12, the MSCI AC World Index had a -0.19%
total return and the BC Multiverse Index had a +5.28% total return. The indexes are unmanaged and include reinvest-
ment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.

4 | Annual Report

requirement ratios for commercial banks and Brazil and Russia slashed target interest rates.

Such concerted policy support revitalized investor sentiment, and stocks entered 2012 with renewed momentum. The MSCI AC World Index posted its best annual start in more than a decade and investors rotated back into eco-
nomically sensitive stocks as signs of a U.S. economic recovery and European financial stabilization supported the broad-based rally. In the U.S., consumer confidence approached its highest level in four years, unemployment hit a three-year low, the embattled housing sector showed signs of stabilization, and growth exceeded many economists’ estimates. Economic trends diverged else-
where; European growth stalled and Chinese growth fell below 9% for the first time in more than two years. Commodity prices mostly declined through the entire 12-month review period as the U.S. dollar strengthened and the out-
look for global growth remained mixed. However, corporate earnings continued to beat expectations, further supporting stock market strength, while the rally in defensive assets such as Treasuries, German Bunds and
Japanese government bonds waned at period-end as risk appetite returned.

Investment Strategy

We search for undervalued or out-of-favor debt and equity securities and for equity securities offering current income. When searching for equity securi-
ties, we use a bottom-up, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company’s long-
term earnings, asset value and cash flow potential, as reflected by various metrics, including the company’s price/earnings ratio, price/cash flow ratio, price/book value and discounted cash flow. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

When searching for debt securities, we perform an independent analysis of the securities being considered for the Fund’s portfolio, rather than relying principally on their ratings assigned by rating agencies. Among factors we consider are a company’s experience and managerial strength; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company’s changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects. We may hedge currency exposures, which may include the use of currency forward contracts, depending on valuations.

Annual Report | 5

Manager’s Discussion

During the fiscal year under review, Class A shares of the Fund’s combined equity and fixed income portfolio underperformed the blended benchmark, which is an equally weighted combination of the MSCI AC World Index and the BC Multiverse Index. Although the Fund’s equity position declined more than the equity benchmark, the Fund’s fixed income component outperformed the fixed income benchmark, thus limiting losses relative to global equity indexes, in our view affirming the benefit of a dynamic portfolio in times of market turmoil.

Equity

Equities lacked directional conviction during the year under review, and their performance followed changes in headline sentiment, alternating between peri-
ods of stimulus-inspired strength and crisis-weary weakness. Commentators described the resulting market environment in binary “risk-on/risk-off” terms, as investor sentiment shifted between economically sensitive and defensive sectors, asset classes and regions. Indicative of this tendency, the five top-
performing sectors in the MSCI AC World Index in 2011 became the five bottom performers in the first quarter of 2012. As fear led investors to become increasingly short-sighted, security holding periods declined and market fluctu-
ations became more pronounced.

The lack of a consistent market narrative complicates analysis of Fund performance during the reporting period. At the sector level, for example, overweighted positions in the cyclical consumer discretionary sector and the defensive health care sector each contributed to performance.3 However, regional returns were more in line with expectations. Underweighted expo-
sure to the U.S. and overweighted exposure to Europe constituted the bulk of relative underperformance. For most of the year under review, European stocks consistently underperformed their U.S. counterparts as Europe’s economic and fiscal conditions deteriorated while U.S. growth prospects improved. Although stock selection in both regions proved favorable and absolute returns from the portfolio’s European and U.S. holdings were better than the index’s returns during the period, such strength was more than offset by geographic allocations that were out of step with the market’s regional bias.

Short-term market bias might help explain recent market performance, but it does not weigh heavily in our investment philosophy. As Sir John Templeton once wrote, “Too many people focus on outlook and trend, therefore more

3. The consumer discretionary sector comprises auto components; automobiles; distributors; hotels, restaurants and leisure; household durables; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI.
The health care sector comprises health care providers and services, and pharmaceuticals in the SOI.

6 | Annual Report

profit is to be made focusing on value.” While other investors concerned themselves with recent fiscal events in Europe or the uncertain outlook for global economic growth, we remained focused on finding long-term value at the stock level. European equities traded at significant discounts to their U.S. peers based on forward earnings, offering higher dividend yields while trading at lower price-to book multiples. Although some argue that such discounts were warranted given Europe’s ongoing sovereign debt crisis and muted near-term growth outlook, keep in mind that, on average, European companies earn roughly half of their revenues abroad, suggesting their businesses are less sensitive to European weakness than one might imagine.

Similar considerations of intrinsic value informed the Fund’s sector weightings. We mentioned our overweighted exposure to the cyclical consumer discretionary and defensive health care sectors.3 Rather than suggesting a particular viewpoint for these sectors’ near-term prospects, our allocations resulted from the abundance of value we found among individual stocks. We sometimes use market overreaction to short-term trends as an opportunity to buy what we view as long-term value at a discount. In the consumer discretionary sector, for example, depressed valuations of U.S. cable operators Comcast and Time Warner Cable reflected consensus concerns about weak housing starts, growing industry competition and the threat of “cord-cutting” from consumers who increasingly are relying on the Internet in lieu of cable for media content. In contrast, we saw in these firms defensible market positions in the world’s richest economy, tremendous free cash flow yields to fund internal growth or shareholder returns, and control of the invaluable Internet access portal, an attractive hedge against the threat of growing online media consumption. Meanwhile, as concerns of prolonged housing sector weakness led investors to shun home improvement retailers such as the U.S.’s Home Depot and the U.K.’s Kingfisher, we sought to take advantage of low valuations to buy shares of companies proactively updating their business models and targeting higher-growth markets. Each of these companies demonstrated strength in generating solid earnings and cash flow, and investors rewarded them with double-digit gains, contributing to the Fund’s performance during the period.

In the health care sector, pharmaceuticals company valuations reflected well-known concerns about revenue declines stemming from generic competition, unfavorable regulation and diminishing pipeline productivity. However, we observed leading pharmaceuticals firms address these fears head-on by restructuring their research and development processes and diversifying away from patent dependent products. In our view, recent valuations failed to reflect the fundamental strength, global growth opportunities and generous shareholder policies of some of the industry’s most innovative pharmaceuticals firms. The Fund’s positions in major drugmakers Sanofi (France), Merck (U.S.) and

Annual Report | 7

GlaxoSmithKline (U.K.) as well as Swiss biopharmaceutical manufacturer Roche Holding, all contributed to outperformance. Shares of U.S. health care firm Abbot Laboratories outperformed those of peers and surged to their highest ever level as the company grew earnings, cut costs, enhanced buybacks, and announced a plan to separate its pharmaceuticals and medical devices businesses. While the market’s defensive posture during much of the period aided health care sector returns, sustained low valuations and company-specific innovations supported our positive view of the longer term prospects for our select sector holdings.

The telecommunication services sector also offered investors exposure to global growth and strong opportunities for income, with an average dividend yield greater than 5%.4 However, investors were slow to reward telecommunications companies for these attributes during the period. Unlike European pharmaceuticals companies, whose positive performance reflected their potential to benefit from global growth, the perception of domestic-market sensitivity pressured the Fund’s European telecommunications holdings. Despite this perception, Telefonica and France Telecom, the Fund’s two most significant sector laggards, have each posted double-digit international sales growth in the past two years and now derive the majority of group revenues from abroad. Investors are being paid dividends in excess of 12% if they hold their shares while these firms optimize domestic operations and enhance profitability in attractive new markets. While most investors worry about anemic revenue growth and increasing regulatory interference, the industry remains highly profitable and cash generative, owing somewhat to concessions from regulators, who allow higher returns in recognition of the pace of technological change and consequent need for high levels of investment in the sector. These factors led telecommunications companies to offer investors a combination of long-term growth and income opportunities not readily available elsewhere.

The market also punished financials for their exposure to Europe’s challenging economic environment.5 Although we remained underweighted in European financials, our select holdings detracted considerably from performance. Italian lender Unicredit and Dutch financial services conglomerate ING Groep were the poorest performers, but we remain positive toward both companies. Unicredit faltered as Italian sovereign bond yields soared and the company announced an ill-timed rights issue. Investors remained pessimistic about

4. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

5. The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services, insurance, and real estate management and development in the SOI.

8 | Annual Report

Unicredit, and as a result, it traded at approximately 0.2 times book value during the period, compared to a long-term sector average of 1.7 times. In our view, such valuations fail to reflect progress the company has made in reducing reliance on wholesale funding, restructuring its domestic business and expanding into underpenetrated central and eastern European markets. Meanwhile, ING shares declined due to concerns about the pace of its government-mandated restructuring program. However, we believe the company could repay the final tranche of its bailout loan earlier than expected, potentially reemerging as a well-run Dutch bank earning double-digit returns on equity with limited exposure to fee and trading income and the likelihood of resuming dividends. While our financials sector exposure remains cautiously underweighted at period-end, select bargain opportunities have emerged among oversold European banks and, to an even greater extent, well-capitalized lenders serving consumers in higher-growth regions.

Among other sectors, our underweighted position in the materials sector contributed to relative performance, while underweighting in consumer staples detracted.6 We have largely avoided metals and mining firms in recent years, as such companies have been trading at historically high valuations. Adherence to our value strategy was rewarded during the review period, as commodity prices declined amid an uncertain global growth outlook. Regarding consumer staples, we believe valuations have not fully reflected the margin pressures facing firms in the sector as input costs rise and private label competition increases. However, during a period of market volatility, investors focused on the sector’s defensive characteristics, pressuring our underweighted position.

Over our long-term investment horizon, such near-term swings in sector performance tend to offset one another, and stock selection becomes most critical to portfolio performance. We continued to find compelling value propositions across a range of sectors and geographies, contributing to our decision to increase the Fund’s equity/fixed income allocation from approximately 60/40 to approximately 65/35 during the period. While we remain sanguine on the long-term prospects of our select equity holdings, we do not expect a smooth road ahead. Recent economic trends have begun to reflect divergent recovery scenarios consistent with the timing and severity of the global financial crisis’s impact on each respective region. The U.S. fell hardest first and is now tentatively recovering, while the crisis hit Europe later and the region remains mired

6. The materials sector comprises chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products in the SOI. The consumer staples sector comprises food and staples retailing, food products and household products in the SOI.

Annual Report | 9

in its complications. China, meanwhile, largely avoided the immediate fallout through unprecedented stimulus but now faces the task of rebalancing its unsustainable growth profile while averting a domestic crisis. Investors should not expect these policy challenges to all be smoothly, or even successfully, resolved.

However, analysis of the companies operating in these various environments highlights security-level opportunities that exist independent of economic trends. Over the long term, we believe the ability of a company to grow earnings, manage working capital and generate cash flow for dividends and buybacks is a more significant driver of total returns than the current economic growth rate of its domestic market. Templeton’s fundamental approach has identified many such attractively positioned companies in markets around the world, and our time-tested valuation discipline should help the Fund navigate the challenges and opportunities of an uncertain future.

Fixed Income

During the period under review, we maintained the portfolio’s defensive duration positioning as policymakers in the G-3 (U.S., eurozone and Japan), the U.K. and Switzerland continued to pursue historically accommodative monetary policies. With interest rates in the U.S. and Japan at historically low levels, central banks supplying significant liquidity to the financial sector and fiscal deficits that drove record funding needs, we saw what we viewed as limited value in government bond markets in these countries. Our underweighted duration exposure in the U.S. and Japan, however, detracted from performance relative to the benchmark as yields did not increase significantly during the review period. The Fund maintained little duration exposure in emerging markets, except in select countries where rates were relatively high. As Indonesia’s central bank lowered its policy rate over the period, the decline of long-term bond yields and the correspondingly high returns generated by our positions there contributed to relative performance.

The Fund’s diversified currency exposure detracted from relative performance. As part of its investment strategy, the Fund used currency forward contracts to limit or add exposure to various currencies. Despite relatively slow growth in the U.S., the U.S. dollar was broadly stronger and gained

10 | Annual Report

3.11% over the period versus its major trading partners.7 Dollar strength was particularly pronounced in the second half of 2011 as market risk aver-
sion contributed to the depreciation of several Latin American currencies against the U.S. dollar. As risk aversion subsided toward the end of the
Fund’s fiscal year, several Latin American currencies regained some of their losses. Currency exposures in the region were largely neutral with respect to performance overall.

Overall, our exposure to Asian currencies detracted from performance. Our large net-negative exposure to the Japanese yen against the U.S. dollar, achieved via currency forward contracts, detracted from performance as the yen appreci-
ated against the dollar during the period. Elsewhere in the region, the South
Korean won, Malaysian ringgit and Indonesian rupiah each depreciated against the U.S. dollar, while the Philippine peso appreciated.

The euro depreciated against the U.S. dollar over the period, and our under-
weighted position in this currency contributed significantly to performance relative to the fixed income benchmark. However, this effect was partially offset by positions in peripheral European currencies, which depreciated against the
U.S. dollar.

In addition to purchasing global government bonds, the Fund also invested in the credit sector. As an asset class, such investments may compensate for greater credit risk by offering higher yields relative to U.S. Treasury and
European benchmark bonds. Relative to the benchmark BC Multiverse
Index, the Fund’s overall credit positioning during the period detracted from relative performance. Specifically, the Fund’s overweighted sovereign credit position was a detractor as risk aversion in the second half of 2011 led spreads to widen between yields on subinvestment-grade sovereign credits and their underlying “risk-free assets,” such as U.S. Treasuries.

7. Source: Federal Reserve H.10 Report.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources consid-
ered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you under-
stand our investment management philosophy.

12 | Annual Report

Performance Summary as of 3/31/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 13

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 invest-
ment include current maximum sales charges. Class A: 5.75% maximum initial sales charge; Class A1: 4.25% maximum initial sales charge; Class C/C1: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

14 | Annual Report

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.95% (other than certain nonroutine expenses) until 7/31/13.

Annual Report | 15

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions.
The unmanaged indexes include reinvestment of any income or distributions. They differ from the
Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

16 | Annual Report

Annual Report | 17

18 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. The risks of investing in foreign debt and equity securities include currency fluc-
tuations and political and economic uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s investment in derivative securities, such as financial futures and option contracts, and the Fund’s use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The risks associated with higher yielding, lower rated debt securities include higher risk of default and loss of principal. Interest rate movements will affect the Fund’s share price and yield. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sector, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. If the manager and administrator had not waived fees, the Fund’s distribution rates and total returns would have been lower, and yields for the period would have been 2.36%, 2.42%, 1.76%, 2.13%, 2.28% and 2.76% for Classes A, A1, C, C1, R and Advisor, respectively.
2. Total returns have been calculated based upon the returns for Class A1 shares prior to 7/1/11 and are restated to reflect the current, maximum
5.75% initial sales charge.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Distribution rate is based on an annualization of the respective class’s most recent quarterly dividend and the maximum offering price (NAV for
Classes C, C1, R and Advisor) per share on 3/31/12.
7. The 30-day standardized yield for the 30 days ended 3/31/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
8. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
9. Aggregate total return represents the change in value of an investment over the period indicated. Since these shares have existed for less than one year, average annual total return is not available.
10. Source: © 2012 Morningstar. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The BC Multiverse Index provides a broad-based measure of the global fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index and captures investment-grade and high yield securities in all eligible currencies.

Annual Report | 19

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

20 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds.
In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.21%; A1: 1.20%;
C: 1.96%; C1: 1.61%; R: 1.46%; and Advisor: 0.96%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Annual Report | 21

Templeton Global Investment Trust

Financial Highlights

Templeton Global Balanced Fund

Class A	Period Ended March 31, 2012[a]
Per share operating performance	
(for a share outstanding throughout the period)	
Net asset value, beginning of period	$2.50
Income from investment operations[b]:	
Net investment income[c]	0.04
Net realized and unrealized gains (losses)	0.33
Total from investment operations	0.37
Less distributions from:	
Net investment income	(0.07)
Net realized gains	—
Total distributions	(0.07)
Net asset value, end of period	$2.80
Total return[d]	14.99%
Ratios to average net assets[e]	
Expenses before waiver and payments by affiliates	1.24%
Expenses net of waiver and payments by affiliates	1.20%
Net investment income	3.27%
Supplemental data	
Net assets, end of period (000's)	$72,962
Portfolio turnover rate	19.02%

aFor the period September 27, 2011 (effective date) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Templeton Global Investment Trust

Financial Highlights (continued)

aFor the period July 1, 2011 (effective date) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

Templeton Global Investment Trust

Statement of Investments, March 31, 2012

28 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 *(continued)*

Templeton Global Balanced Fund	Industry	Shares	Value
Common Stocks (continued)			
Japan 3.1%			
Itochu Corp.	Trading Companies & Distributors	829,500	$ 9,045,812
Nissan Motor Co. Ltd.	Automobiles	947,700	10,083,011
Nomura Holdings Inc.	Capital Markets	1,076,400	4,757,713
Toyota Motor Corp.	Automobiles	231,500	9,980,738
			33,867,274
Netherlands 1.4%			
ᵃ ING Groep NV	Diversified Financial Services	1,059,240	8,830,152
Reed Elsevier NV	Media	531,373	6,790,253
			15,620,405
Norway 0.9%			
Statoil ASA	Oil, Gas & Consumable Fuels	373,890	10,158,233
Russia 0.8%			
Gazprom, ADR	Oil, Gas & Consumable Fuels	534,300	6,609,291
Mobile TeleSystems, ADR	Wireless Telecommunication Services	127,225	2,333,306
			8,942,597
Singapore 2.6%			
DBS Group Holdings Ltd.	Commercial Banks	898,471	10,136,303
Jardine Cycle & Carriage Ltd.	Distributors	195,000	7,491,885
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	4,531,999	11,357,941
			28,986,129
South Korea 0.4%			
KB Financial Group Inc.	Commercial Banks	127,675	4,664,159
Spain 1.2%			
Tecnicas Reunidas SA	Energy Equipment & Services	150,147	6,258,359
Telefonica SA	Diversified Telecommunication Services	453,408	7,433,043
			13,691,402
Switzerland 3.9%			
Adecco SA	Professional Services	82,917	4,346,400
Credit Suisse Group AG	Capital Markets	259,270	7,392,937
Novartis AG	Pharmaceuticals	199,540	11,047,840
Roche Holding AG	Pharmaceuticals	86,250	15,016,208
Vontobel Holding AG	Capital Markets	217,570	5,521,531
			43,324,916
Taiwan 0.8%			
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	3,272,384	9,415,576
United Kingdom 10.8%			
Aviva PLC	Insurance	1,751,940	9,290,068
BP PLC	Oil, Gas & Consumable Fuels	779,592	5,770,277
GlaxoSmithKline PLC	Pharmaceuticals	613,876	13,714,848

Annual Report | 29

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 (continued)

30 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 (continued)

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 (continued)

32 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 (continued)

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 (continued)

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 (continued)

Annual Report | 35

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 (continued)

36 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 (continued)

Annual Report | 37

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 (continued)

38 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 (continued)

Annual Report | 39

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2012, the aggregate value of these securities was $414,684, representing
0.04% of net assets.
cAt March 31, 2012, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
dSee Note 1(f) regarding investment in FT Holdings Corporation IV.
eSee Note 10 regarding restricted securities.
fSee Note 1(e) regarding equity-linked securities.
gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31,
2012, the aggregate value of these securities was $88,749,963, representing 7.99% of net assets.
hSee Note 8 regarding defaulted securities.
iIncome may be received in additional securities and/or cash.
jSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2012, the aggregate value of these securities was
$8,057,647, representing 0.73% of net assets.

40 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 *(continued)*

Templeton Global Balanced Fund

[k]The coupon rate shown represents the rate at period end.

[l]See Note 1(g) regarding senior floating rate interests.

[m]The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

[o]Redemption price at maturity is adjusted for inflation. See Note 1(i).

[q]A supranational organization is an entity formed by two or more central governments through international treaties.

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	DBAB	Sell	504,600,000	1,029,901	4/02/12	$ —	$ (2,453)
Chilean Peso	DBAB	Buy	504,600,000	1,007,125	4/02/12	25,228	—
Indian Rupee	DBAB	Buy	36,463,000	778,292	4/11/12	—	(63,219)
Indian Rupee	DBAB	Buy	78,190,000	1,675,021	4/13/12	—	(142,380)
Chilean Peso	MSCO	Buy	758,240,000	1,540,356	4/16/12	8,167	—
Indian Rupee	JPHQ	Buy	52,519,000	1,122,201	4/16/12	—	(93,491)
Indian Rupee	JPHQ	Buy	51,553,000	1,095,009	4/18/12	—	(85,704)
Indian Rupee	JPHQ	Buy	25,753,000	546,541	4/19/12	—	(42,470)
Indian Rupee	DBAB	Buy	18,126,000	383,781	4/19/12	—	(28,996)
Malaysian Ringgit	JPHQ	Buy	4,383,850	1,432,116	4/19/12	—	(2,343)
Swedish Krona	DBAB	Buy	123,614,356	13,666,807 EUR	4/19/12	437,882	—
Chilean Peso	MSCO	Buy	679,390,000	1,372,505	4/20/12	14,283	—
Malaysian Ringgit	JPHQ	Buy	12,561,000	4,107,452	4/23/12	—	(11,906)
Malaysian Ringgit	JPHQ	Buy	1,600,000	524,487	4/25/12	—	(2,877)
Indian Rupee	DBAB	Buy	36,620,000	777,660	4/26/12	—	(62,087)
Chilean Peso	JPHQ	Buy	430,475,000	872,997	4/27/12	4,921	—
Indian Rupee	JPHQ	Buy	31,143,000	660,509	4/27/12	—	(52,105)
Chilean Peso	CITI	Buy	693,880,000	1,426,269	4/30/12	—	(11,692)
Indian Rupee	JPHQ	Buy	25,944,000	550,828	4/30/12	—	(44,339)
Swedish Krona	DBAB	Buy	6,617,360	730,724 EUR	5/07/12	23,810	—
Euro	JPHQ	Sell	40,000,000	57,695,400	5/09/12	4,307,267	—
Euro	DBAB	Sell	20,000,000	28,276,200	5/11/12	1,581,818	—
Swedish Krona	DBAB	Buy	51,264,580	5,669,606 EUR	5/14/12	170,350	—
Malaysian Ringgit	JPHQ	Buy	3,200,000	1,048,802	5/18/12	—	(7,223)
Euro	DBAB	Sell	292,956	409,054	5/21/12	18,017	—
Chilean Peso	MSCO	Buy	375,660,000	761,170	5/22/12	2,574	—
Chilean Peso	DBAB	Buy	154,820,000	315,895	5/29/12	—	(1,408)
Chilean Peso	CITI	Buy	108,420,000	221,945	5/31/12	—	(1,760)
Indian Rupee	DBAB	Buy	49,615,000	1,039,711	6/01/12	—	(77,527)
Indian Rupee	HSBC	Buy	57,335,000	1,214,467	6/04/12	—	(103,216)
Indian Rupee	DBAB	Buy	36,546,000	770,687	6/07/12	—	(62,775)
Indian Rupee	HSBC	Buy	9,755,000	207,157	6/08/12	—	(18,234)
Polish Zloty	DBAB	Buy	18,797,000	4,642,840 EUR	6/08/12	—	(194,186)
Polish Zloty	CITI	Buy	3,667,000	906,238 EUR	6/08/12	—	(38,540)

Annual Report | 41

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 *(continued)*

Templeton Global Balanced Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	DBAB	Buy	9,894,000	210,019	6/11/12	$ —	$ (18,516)
Indian Rupee	HSBC	Buy	24,630,000	522,930	6/13/12	—	(46,389)
Japanese Yen	CITI	Sell	64,869,000	838,122	6/15/12	54,170	—
Indian Rupee	DBAB	Buy	24,766,000	524,592	6/18/12	—	(45,883)
Indian Rupee	DBAB	Buy	22,559,000	476,029	6/20/12	—	(40,148)
Indian Rupee	JPHQ	Buy	25,600,000	540,655	6/22/12	—	(46,208)
Indian Rupee	DBAB	Buy	38,739,000	822,135	6/25/12	—	(74,350)
Indian Rupee	HSBC	Buy	26,015,000	551,282	6/27/12	—	(49,304)
Malaysian Ringgit	JPHQ	Buy	55,737,494	17,986,219	6/29/12	110,892	—
Indian Rupee	DBAB	Buy	25,719,000	551,942	7/11/12	—	(56,796)
Indian Rupee	JPHQ	Buy	41,367,000	891,601	7/12/12	—	(95,324)
Indian Rupee	DBAB	Buy	12,995,000	278,939	7/12/12	—	(28,797)
Malaysian Ringgit	DBAB	Buy	2,846,638	932,254	7/12/12	—	(8,622)
Malaysian Ringgit	DBAB	Sell	2,846,638	949,132	7/12/12	25,501	—
Malaysian Ringgit	DBAB	Buy	3,220,000	1,056,812	7/13/12	—	(12,092)
Malaysian Ringgit	DBAB	Buy	7,869,000	2,583,897	7/18/12	—	(31,490)
Malaysian Ringgit	DBAB	Buy	12,411,000	4,063,052	7/20/12	—	(37,812)
Malaysian Ringgit	DBAB	Buy	15,092,000	4,974,619	7/25/12	—	(81,133)
Malaysian Ringgit	JPHQ	Buy	15,868,000	5,263,367	7/27/12	—	(118,806)
South Korean Won	HSBC	Buy	13,960,588,400	12,847,955	8/09/12	—	(622,059)
Japanese Yen	JPHQ	Sell	128,008,000	1,674,511	8/20/12	126,271	—
Japanese Yen	DBAB	Sell	156,815,000	2,052,525	8/20/12	155,869	—
Japanese Yen	HSBC	Sell	547,340,000	7,181,921	8/20/12	561,916	—
Japanese Yen	UBSW	Sell	257,607,000	3,377,124	8/20/12	261,401	—
Japanese Yen	DBAB	Sell	127,899,000	1,679,809	8/22/12	132,848	—
Japanese Yen	BZWS	Sell	127,736,000	1,677,867	8/22/12	132,877	—
Japanese Yen	MSCO	Sell	100,400,000	1,318,728	8/22/12	104,372	—
Japanese Yen	FBCO	Sell	253,342,000	3,329,505	8/23/12	265,249	—
Japanese Yen	CITI	Sell	255,214,000	3,359,847	8/23/12	272,950	—
Japanese Yen	DBAB	Sell	126,234,000	1,664,555	8/23/12	137,713	—
Japanese Yen	JPHQ	Sell	254,671,000	3,338,415	8/24/12	258,046	—
Euro	BZWS	Sell	587,300	844,596	8/27/12	60,163	—
Euro	UBSW	Sell	2,984,696	4,293,843	8/27/12	307,306	—
Japanese Yen	BZWS	Sell	366,311,000	4,803,134	8/27/12	372,256	—
Japanese Yen	JPHQ	Sell	227,544,000	2,992,032	8/27/12	239,672	—
Japanese Yen	UBSW	Sell	312,386,000	4,108,585	8/27/12	329,981	—
Japanese Yen	DBAB	Sell	228,669,000	3,009,119	8/27/12	243,152	—
Japanese Yen	HSBC	Sell	420,281,000	5,513,690	8/27/12	429,994	—
Swedish Krona	UBSW	Buy	4,000,000	433,863 EUR	8/27/12	21,896	—
Euro	JPHQ	Sell	1,685,713	2,423,786	8/29/12	172,216	—
Japanese Yen	BZWS	Sell	302,200,000	3,965,879	8/30/12	310,345	—
Japanese Yen	JPHQ	Sell	126,519,000	1,658,070	8/31/12	127,625	—
Philippine Peso	DBAB	Buy	99,945,000	2,246,207	9/24/12	53,520	—
Japanese Yen	JPHQ	Sell	59,426,000	782,951	9/28/12	63,838	—
Philippine Peso	DBAB	Buy	65,600,000	1,506,315	10/04/12	2,298	—

42 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 *(continued)*

Templeton Global Balanced Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Philippine Peso	HSBC	Buy	52,620,000	1,193,712	10/04/12	$ 16,398	$ —
Philippine Peso	DBAB	Buy	78,431,000	1,800,941	10/05/12	2,651	—
Philippine Peso	HSBC	Buy	78,450,000	1,768,445	10/05/12	35,584	—
Polish Zloty	DBAB	Buy	8,156,625	1,812,181 EUR	10/05/12	152,635	—
Philippine Peso	DBAB	Buy	64,384,000	1,479,242	10/09/12	1,009	—
Philippine Peso	JPHQ	Buy	20,719,000	474,989	10/09/12	1,361	—
Swedish Krona	UBSW	Buy	57,125,412	6,147,806 EUR	10/09/12	361,162	—
Philippine Peso	HSBC	Buy	77,389,000	1,779,426	10/11/12	—	(368)
Philippine Peso	DBAB	Buy	51,520,000	1,183,552	10/11/12	816	—
Philippine Peso	JPHQ	Buy	25,704,000	589,271	10/11/12	1,626	—
Philippine Peso	JPHQ	Buy	36,056,000	833,665	10/12/12	—	(4,836)
Philippine Peso	DBAB	Buy	15,341,000	351,455	10/12/12	1,193	—
Philippine Peso	JPHQ	Buy	21,026,000	484,358	10/15/12	—	(1,106)
Philippine Peso	JPHQ	Buy	41,717,000	954,841	10/15/12	3,965	—
Philippine Peso	HSBC	Buy	25,578,000	586,181	10/15/12	1,693	—
Euro	HSBC	Sell	5,173,000	7,104,011	10/17/12	192,114	—
Philippine Peso	HSBC	Buy	50,025,000	1,160,108	10/19/12	—	(10,601)
Philippine Peso	DBAB	Buy	13,962,000	319,716	10/19/12	1,112	—
Philippine Peso	JPHQ	Buy	28,025,000	645,291	10/22/12	—	(1,418)
Philippine Peso	DBAB	Buy	55,813,000	1,278,355	10/22/12	3,945	—
Philippine Peso	JPHQ	Buy	50,004,000	1,161,776	10/29/12	—	(13,368)
Euro	DBAB	Sell	76,597	107,987	10/31/12	5,632	—
Euro	DBAB	Sell	84,184	117,095	11/02/12	4,599	—
Japanese Yen	DBAB	Sell	166,350,000	2,178,411	11/16/12	163,681	—
Euro	UBSW	Sell	592,176	804,708	11/19/12	13,278	—
Japanese Yen	JPHQ	Sell	83,068,000	1,087,206	11/19/12	81,084	—
Japanese Yen	HSBC	Sell	43,408,000	568,689	11/19/12	42,930	—
Japanese Yen	UBSW	Sell	66,358,000	870,269	11/19/12	66,539	—
Japanese Yen	BZWS	Sell	205,908,000	2,702,205	11/19/12	208,240	—
Japanese Yen	BZWS	Sell	231,295,000	3,039,356	11/21/12	237,805	—
Australian Dollar	DBAB	Buy	4,625,000	4,588,416	12/10/12	74,971	—
Euro	DBAB	Sell	183,617	246,323	12/10/12	884	—
Australian Dollar	BZWS	Buy	2,567,000	2,574,444	12/12/12	13,337	—
British Pound	DBAB	Sell	200,000	307,480	12/17/12	—	(11,951)
British Pound	DBAB	Buy	200,000	318,200	12/17/12	1,231	—
Euro	DBAB	Sell	292,125	383,823	12/17/12	—	(6,677)
Malaysian Ringgit	JPHQ	Buy	14,394,105	4,458,312	12/17/12	176,517	—
Euro	DBAB	Sell	79,650	101,753	1/03/13	—	(4,732)
Japanese Yen	DBAB	Sell	160,839,000	2,115,579	1/07/13	165,756	—
Japanese Yen	CITI	Sell	63,300,000	829,729	1/10/13	62,308	—
Malaysian Ringgit	HSBC	Buy	2,848,623	891,951	1/10/13	24,387	—
Japanese Yen	UBSW	Sell	63,290,000	829,217	1/11/13	61,903	—
Japanese Yen	BZWS	Sell	126,590,000	1,659,761	1/11/13	125,011	—
Japanese Yen	DBAB	Sell	63,500,000	832,023	1/15/13	62,101	—
Japanese Yen	BZWS	Sell	145,330,000	1,901,105	1/15/13	139,015	—

Annual Report | 43

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 *(continued)*

Templeton Global Balanced Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	HSBC	Sell	209,990,000	2,747,145	1/15/13	$ 201,069	$ —
Japanese Yen	UBSW	Sell	115,600,000	1,511,269	1/15/13	109,648	—
Euro	DBAB	Sell	84,250	110,081	1/17/13	—	(2,564)
Philippine Peso	DBAB	Buy	13,793,000	314,923	1/22/13	539	—
Philippine Peso	JPHQ	Buy	55,049,000	1,258,320	1/22/13	713	—
Chilean Peso	DBAB	Buy	844,670,000	1,657,678	1/24/13	14,108	—
Chilean Peso	DBAB	Buy	1,198,110,000	2,361,472	1/25/13	9,596	—
Chilean Peso	DBAB	Buy	746,020,000	1,474,231	1/28/13	1,674	—
Euro	DBAB	Sell	1,986,614	2,582,163	1/28/13	—	(74,205)
Japanese Yen	DBAB	Sell	242,274,032	3,133,921	1/28/13	195,649	—
Japanese Yen	BZWS	Sell	291,270,000	3,772,439	1/28/13	239,950	—
Japanese Yen	HSBC	Sell	313,645,839	4,054,000	1/28/13	250,140	—
Japanese Yen	UBSW	Sell	254,830,000	3,295,145	1/28/13	204,596	—
Philippine Peso	HSBC	Buy	50,025,000	1,153,873	1/28/13	—	(10,014)
Chilean Peso	DBAB	Buy	241,010,000	476,286	1/29/13	471	—
Chilean Peso	DBAB	Buy	482,020,000	943,749	1/30/13	9,662	—
Chilean Peso	JPHQ	Buy	256,050,000	504,781	1/30/13	1,673	—
Swedish Krona	DBAB	Buy	1,850,000	205,077 EUR	1/30/13	2,365	—
Chilean Peso	DBAB	Buy	449,800,000	879,374	1/31/13	10,212	—
Euro	DBAB	Sell	2,427,000	3,188,835	1/31/13	—	(56,451)
Indian Rupee	JPHQ	Buy	25,080,000	483,901	2/06/13	—	(15,405)
Euro	DBAB	Sell	288,563	381,249	2/14/13	—	(4,641)
Chilean Peso	DBAB	Buy	401,200,000	806,400	2/15/13	—	(14,200)
Malaysian Ringgit	HSBC	Buy	5,278,000	1,713,303	2/19/13	—	(18,156)
Chilean Peso	CITI	Buy	866,360,000	1,739,329	2/25/13	—	(30,458)
Chilean Peso	DBAB	Buy	195,280,000	389,392	2/25/13	—	(4,207)
Chilean Peso	DBAB	Buy	301,900,000	597,774	2/26/13	—	(2,349)
Chilean Peso	DBAB	Buy	494,720,000	983,343	2/28/13	—	(7,834)
Chilean Peso	DBAB	Buy	401,810,000	802,657	3/04/13	—	(10,688)
Chilean Peso	DBAB	Buy	401,810,000	808,064	3/06/13	—	(16,264)
Chilean Peso	DBAB	Buy	503,570,000	1,012,812	3/07/13	—	(20,591)
Chilean Peso	DBAB	Buy	500,540,000	997,092	3/08/13	—	(10,946)
Swedish Krona	DBAB	Buy	41,000,000	4,542,936 EUR	3/12/13	44,929	—
Chilean Peso	DBAB	Buy	486,980,000	955,800	3/13/13	3,119	—
Chilean Peso	DBAB	Buy	985,820,000	1,949,802	3/18/13	—	(9,639)
Chilean Peso	DBAB	Buy	474,950,000	938,266	3/29/13	—	(4,623)
Chilean Peso	DBAB	Buy	504,600,000	993,112	4/03/13	—	(1,710)
Unrealized appreciation (depreciation)						15,737,240	(2,934,662)
Net unrealized appreciation (depreciation)						$12,802,578	

*In U.S. dollars unless otherwise indicated.

See Abbreviations on page 64.

44 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 45

46 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 47

48 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements

Templeton Global Balanced Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. Effective July 1, 2011, Templeton Income Fund was renamed Templeton Global Balanced Fund (Fund) and is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers six classes of shares: Class A, Class A1, Class C, Class C1, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective July 1, 2011, and September 27, 2011, Class C and Class A were renamed Class C1 and Class A1, respectively, and the Fund began offering two new classes of shares, Class C and Class A. Class C1 and Class A1 shares are only offered to existing Class C1 and Class A1 shareholders.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Annual Report | 49

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Derivatives listed on an exchange are valued at the official closing price of the day.

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such securities and considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between

50 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Annual Report | 51

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

At March 31, 2012, the Fund held $8,066,487 in United Kingdom Treasury Notes and United States Treasury Notes, and $520,000 in unrestricted cash as collateral for derivatives.

See Note 11 regarding other derivative information.

d. Restricted Cash

At March 31, 2012, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

52 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	FT Holdings Corporation IV

The Fund invests in certain securities through its investment in FT Holdings Corporation IV, a Delaware Corporation and a wholly-owned subsidiary (Subsidiary) of the Fund. The Subsidiary has the ability to invest in securities consistent with the investment objective of the Fund. At March 31, 2012, all Subsidiary investments as well as any other assets and liabilities are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. All income and expenses of the Subsidiary during the period ended March 31, 2012, have been included in the Fund’s Statement of Operations.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

Annual Report | 53

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

54 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with serv-
ice providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the
Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2012, there were an unlimited number of shares authorized ($0.01 par value).
Transactions in the Fund’s shares were as follows:

Year Ended March 31,			
	2012		2011	
	Shares	Amount	Shares	Amount
Class A Shares:[a]				
Shares sold	29,007,668	$ 74,950,057		
Shares issued in reinvestment of distributions	471,114	1,192,478		
Shares redeemed	(3,385,095)	(8,866,267)		
Net increase (decrease)	26,093,687	$ 67,276,268		
Class A1 Shares:				
Shares sold	49,423,495	$ 139,941,924	57,758,387	$ 159,878,023
Shares issued in reinvestment of distributions	8,775,082	22,795,844	6,656,739	17,869,395
Shares redeemed	(87,693,864)	(236,227,538)	(65,293,970)	(173,069,815)
Net increase (decrease)	(29,495,287)	$ (73,489,770)	(878,844)	$ 4,677,603
Class C Shares:[b]				
Shares sold	7,795,184	$ 21,044,888		
Shares issued in reinvestment of distributions	130,253	329,434		
Shares redeemed	(1,229,863)	(3,247,633)		
Net increase (decrease)	6,695,574	$ 18,126,689		
Class C1 Shares:				
Shares sold	16,670,814	$ 47,403,420	28,171,380	$ 77,895,610
Shares issued in reinvestment of distributions	4,412,837	11,435,769	3,221,841	8,642,118
Shares redeemed	(33,723,199)	(91,105,138)	(39,890,182)	(106,013,356)
Net increase (decrease)	(12,639,548)	$ (32,265,949)	(8,496,961)	$ (19,475,628)

Annual Report | 55

Templeton Global Investment Trust

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

56 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Under a subadvisory agreement, Advisers, an affiliate of TGAL, provides subadvisory services to the Fund. The subadvisory fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class C, C1 and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Annual Report | 57

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

For the year ended March 31, 2012, the Fund paid transfer agent fees of $1,647,780, of which $647,505 was retained by Investor Services.

f. Waiver and Expense Reimbursements

TGAL and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.95% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2013.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

58 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

5. INCOME TAXES (continued)

At March 31, 2012, capital loss carryforwards were as follows:

During the year ended March 31, 2012, the Fund utilized $987,709 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At March 31, 2012, the Fund deferred post-October capital losses of $13,444,911.

The tax character of distributions paid during the years ended March 31, 2012 and 2011, was as follows:

At March 31, 2012, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2012, aggregated $213,044,312 and $201,228,566, respectively.

Annual Report | 59

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At March 31, 2012, the Fund had 8.64% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At March 31, 2012, the aggregate value of these securities was $2,477,664, representing 0.22% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

60 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

10. RESTRICTED SECURITIES (continued)

At March 31, 2012, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $4,358,723 as of March 31, 2012.

11. OTHER DERIVATIVE INFORMATION

At March 31, 2012, the Fund has invested in derivative contracts which are reflected on the
Statement of Assets and Liabilities as follows:

For the year ended March 31, 2012, the effect of derivative contracts on the Fund’s Statement of
Operations was as follows:

For the year ended March 31, 2012, the average month end market value of derivatives repre-
sented 1.57% of average month end net assets. The average month end number of open derivative contracts for the year was 185.

See Note 1(c) regarding derivative financial instruments.

Annual Report | 61

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

12. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended March 31, 2012, the Fund did not use the Global Credit Facility.

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

62 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

13. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of March 31, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

A reconciliation of assets in which level 3 inputs are used in determining fair value is presented when there are significant level 3 investments at the end of the period.

14. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards
Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve
Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The
amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted
Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

Annual Report | 63

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

14. NEW ACCOUNTING PRONOUNCEMENTS (continued)

In December 2011, FASB issued ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a Fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

15. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

64 | Annual Report

Templeton Global Investment Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Global Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Balanced Fund (formerly known as Templeton Income Fund, hereafter referred to as the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 18, 2012

Annual Report | 65

Templeton Global Investment Trust

Tax Information (unaudited)

Templeton Global Balanced Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports
9.45% of the ordinary income dividends as income qualifying for the dividends received deduc-
tion for the fiscal year ended March 31, 2012.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allow-
able but no less than $21,181,013 as qualified dividends for purposes of the maximum rate under
Section 1(h)(11) of the Code for the fiscal year ended March 31, 2012. Distributions, including qualified dividend income, paid during calendar year 2012 will be reported to shareholders on
Form 1099-DIV by mid-February 2013. Shareholders are advised to check with their tax advi-
sors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2011, and March 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the tables below, the Fund hereby reports to share-
holders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code.
This written statement will allow shareholders of record on June 14, 2011, and March 14, 2012, respectively, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class A1, Class C1, Class R and
Advisor Class shareholders of record on June 14, 2011.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class A, Class A1, Class C, Class C1,
Class R and Advisor Class shareholders of record on March 14, 2012.

66 | Annual Report

Templeton Global Investment Trust

Tax Information (unaudited) (continued)

Templeton Global Balanced Fund

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2012, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2011. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2011 individual income tax returns.

By mid-February 2013, shareholders will receive Form 1099-DIV which includes their share of taxes paid and foreign source income distributed during the calendar year 2012. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2012 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

Annual Report | 67

Templeton Global Investment Trust

Special Meeting of Shareholders, June 10, 2011 (unaudited)

Templeton Income Fund*

A special meeting of Shareholders of Templeton Income Fund was held at the Fund’s offices, 100
Fountain Parkway N., St. Petersburg, Florida on June 10, 2011. The purpose of the meeting was to approve an amendment to the Fund’s fundamental investment goal to clarify that the Fund seeks both income and capital appreciation. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal: To approve an amendment to the Fund’s fundamental investment goal to clarify that the
Fund seeks both income and capital appreciation.

68 | Annual Report

Templeton Global Investment Trust

Board Members and Officers

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1994	132	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	35	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Frank J. Crothers (1944) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2001	25	Talon Metals Corp. (mining exploration), Fortis, Inc. (utility holding company) and AML Foods Limited (retail distributors).
Principal Occupation During at Least the Past 5 Years: Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and **formerly,** Chairman, Atlantic Equipment and Power Ltd. (1977-2003).				
Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 1996 and Lead Independent Trustee since 2007	132	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				

Annual Report | 69

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).
Principal Occupation During at Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	32	Emeritus Corporation (assisted living) (1999-2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006-2010).
Principal Occupation During at Least the Past 5 Years: Advisor, Saratoga Partners (private equity fund); and **formerly,** Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).				
Frank A. Olson (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	132	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011); and **formerly,** Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-May 2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2001	25	None
Principal Occupation During at Least the Past 5 Years: Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and **formerly,** Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982–1985).				
Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	42	El Oro Ltd (investments).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice (1973-2009) and member of various boards.				

70 | Annual Report

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee, Chairman of the Board and Vice President	Trustee and Vice President since 1994 and Chairman of the Board since 1995	132	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2006	92	None
Principal Occupation During at Least the Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				

Annual Report | 71

72 | Annual Report

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of
Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.
Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and
Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since
2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital Corporation from 2003 to 2010, Executive
Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit
Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of
Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice
Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that
Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission
Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call
(800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 73

Templeton Global Investment Trust

Shareholder Information

Templeton Global Balanced Fund

Board Review of Investment Management Agreement

At a meeting held February 28, 2012, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds that constitute Templeton Global Investment Trust, including Templeton Global Balanced Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

74 | Annual Report

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Global Balanced Fund

Board Review of Investment Management Agreement (continued)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares during 2011 and previous years of operation. The Lipper performance universe for the Fund consisted of all retail and institutional mixed-asset target allocation moderate funds as designated by Lipper. The Fund’s objective is to generate current income while maintaining capital appreciation. The Lipper report showed the Fund’s income return during 2011 and each of the annualized previous three-and five-year periods to be in the highest or best performing quintile of such universe. The Lipper report showed the Fund’s 2011 total return to be in the lowest quintile of its performance universe

Annual Report | 75

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Global Balanced Fund

Board Review of Investment Management Agreement (continued)

and on an annualized basis to be in the second-lowest and second-highest quintiles of such universe for the previous three- and five-year periods, respectively. The Board was satisfied with such comparative performance, noting the Fund’s primary income objective and its favorable longer term total return performance,

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed its contractual investment management fee rate was within 15 basis points of its Lipper expense group median, while its actual total expense ratio was within two basis points of such group’s median. The Board found such comparative expenses as shown in the Lipper report to be acceptable and noted that the Fund’s expenses were being subsidized by management fee waivers.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2011, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In

76 | Annual Report

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Global Balanced Fund

Board Review of Investment Management Agreement (continued)

reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as the Fund grows in size, its effective management fee rate declines. The investment management advisory agreement for the Fund provides for breakpoints that are above the Fund’s existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders.

Annual Report | 77

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Global Balanced Fund

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

78 | Annual Report

MARCH 31, 2012

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

Sign up for electronic delivery
at franklintempleton.com/edelivery

INTERNATIONAL

Templeton Emerging Markets Small Cap Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

Annual Report

Templeton Emerging Markets

Small Cap Fund

Your Fund’s Goal and Main Investments: Templeton Emerging Markets Small Cap

Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least

80% of its net assets in securities of small-cap companies located in emerging market countries, as defined in the Fund’s prospectus.

This annual report for Templeton Emerging Markets Small Cap Fund covers the fiscal year ended March 31, 2012.

Economic and Market Overview

Emerging market economies continued to display strong characteristics despite overall weakness in developed market economies during the 12 months under review. Emerging market stock performance can be divided in two distinct phases: a decline in the first half of the period followed by a recovery in the second half that partially offset earlier declines. For the 12 months ended
March 31, 2012, the MSCI Emerging Markets (EM) Small Cap Index, which measures performance of small-cap stocks in emerging markets, had a -12.43%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the
Fund’s Statement of Investments (SOI). The SOI begins on page 19.

Annual Report | 3

total return in U.S. dollar (USD) terms, influenced by weaker emerging market currencies.1

In the earlier part of the reporting period, the eurozone debt crisis and concerns the U.S could slip back into a recession dominated news headlines. As investors shunned equities in favor of assets generally perceived to be less risky, global stock markets corrected. In this environment, the MSCI EM Small Cap Index had a -24.46% total return in USD terms in the first six months of the period.1

Encouraging economic data, strong corporate earnings, and government and central bank efforts to stimulate growth led investors to adopt a more positive view on emerging market stocks. Further supporting markets were the eurozone financial ministers’ approval of a second bailout package for Greece and the European Central Bank’s additional issuance of three-year 1% loans to the region’s banks worth more than 529 billion euros (approximately US$700 billion) to ease the credit crunch and contain the debt crisis. Furthermore, U.S. Federal Reserve Board Chairman Ben Bernanke’s comments that continued accommodative monetary policies were needed to help lower the U.S. unemployment rate and news that the European Union might increase its bailout fund provided investors with additional reasons to remain positive. In this recent environment, the MSCI EM Small Cap Index generated a +15.92% total return in USD terms in the second half of the reporting period, recovering some of the losses incurred in the first half.1

Within emerging markets, Southeast Asian stocks were among the strongest performers during the reporting period. Good domestic demand, rising disposable incomes and relatively low unemployment made these economies more resilient to global uncertainties. China and India, however, underperformed their regional peers, due to concerns of slowing economic growth. In Latin America, Argentina and Brazil ended the period with double-digit declines. Eastern European stocks were among the weakest performers, largely due to their proximity to their western counterparts rather than a significant deterioration in the region’s economies.

Investment Strategy

Our investment strategy employs a fundamental, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

4 | Annual Report

our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation the current price. In choosing investments, we strongly believe in on-site visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

Performance Overview

For the 12 months under review, Templeton Emerging Markets Small Cap Fund – Class A had a -12.02% cumulative total return. For comparison, the MSCI EM Small Cap Index had a -12.43% total return for the same period.1 Also for comparison, the MSCI EM Index, which measures stock performance in emerging markets, had a -8.52% total return for the same period.1 In future reports, the MSCI EM Small Cap Index will be the Fund’s only benchmark, because the portfolio manager believes it provides a better comparison to the Fund’s portfolio composition. Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Manager’s Discussion

During the 12 months under review, major detractors from the Fund’s absolute performance included Synergy, one of Russia’s leading vodka producers; AIK Banka, one of Serbia’s leading mid-sized banks; and China Green (Holdings), a leading green food producer in China’s Fujian Province. Synergy’s share price correction was attributable to higher marketing, distribution and relicensing expenses, an increase in Russia’s social taxes, and a potential threat of government regulation in the vodka production industry. We continued to hold Synergy’s stock due to what we viewed as its modest valuations and the company’s strong market share and growing exports. European banking sector weakness negatively impacted AIK Banka’s share price during the period. The bank could continue to face challenges stemming from economic and euro-zone debt concerns in the short term. However, AIK Banka is well capitalized and, in our analysis, attractively valued and could be a strong takeover candidate in the long term. China Green’s share price corrected due to rising material costs, higher marketing and promotion expenditures, and corporate governance concerns.

Annual Report | 5

Conversely, key contributors to the Fund’s absolute performance included Youngone, a South Korean exporter of OEM (original equipment manufacturer) sportswear products; Universal Robina, a leading branded convenience food and beverage company in the Philippines; and United Arab Emirates-based Arabtec Holding, one of the Gulf region’s largest construction companies. Youngone’s share price increase was driven by growing earnings, a favorable business outlook and a strong balance sheet. Universal Robina’s dominant market position allowed it to benefit from greater domestic demand, rising disposable incomes and strong food industry growth. We sold our position in the company during the period because, in our analysis, valuations became expensive after the recent price appreciation. Arabtec benefited from its strong brand name and a recovery in construction and infrastructure development in the Middle East. In February, investor speculation about a potentially large increase in project backlog led to a sharp rise in the company’s stock price that made it richly valued in our view, and we sold our position.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2012, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

As certain stocks achieved our valuation and sale price targets and as the Fund received redemptions during the period, we sold a number of holdings. These sales allowed the Fund to focus on stocks we deemed to be more attractively valued within our investment universe. As a result, we reduced the Fund’s investments in oil and gas equipment and services, packaged foods and meats, apparel retail, and accessories and luxury goods companies. Geographically, we eliminated our positions in the Philippines and reduced our holdings in South Korea, India and Hong Kong. Major sales included elimination of our positions in Maharashtra Seamless, one of India’s largest seamless pipes manufacturers, and the aforementioned Universal Robina and Arabtec. We reduced our investment in Sam Kwang Glass Industry, a South Korean manufacturer of bottles and cans for beverage, liquor, pharmaceutical, food and cosmetics companies.

The Fund’s continued search for companies we considered to have attractive valuations led us to purchase shares of industrial REITs (real estate investment trusts), broadcasting and cable TV, diversified capital markets, and food distributors companies. These included Reysas Gayrimenkul Yatirim Ortakligi,

6 | Annual Report

Turkey’s first and only REIT focused on the warehousing market there; CTC
Media, a leading Russian independent media company; and Warsaw Stock
Exchange, Poland’s national stock exchange.

Thank you for your continued participation in Templeton Emerging Markets
Small Cap Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 7

Performance Summary as of 3/31/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

8 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed
1.80% (other than certain nonroutine expenses) until 7/31/12.

Annual Report | 9

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions.
The unmanaged indexes include reinvestment of any income or distributions. They differ from the
Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

10 | Annual Report

Annual Report | 11

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging market countries involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Smaller company stocks have historically had more price volatility than large-company stocks, particularly over the short term. Because the Fund is nondiversified and may invest a greater portion of its assets in the securities of one issuer than a diversified fund, it may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. All investments in the Fund should be thought of as long-term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Class R:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: © 2012 Morningstar. The MSCI EM Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small-cap equities in emerging markets. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

12 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 13

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is use-
ful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher.
Please refer to the Fund prospectus for additional information on operating expenses.

14 | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2012

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 (continued)

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 (continued)

Annual Report | 21

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 (continued)

See Abbreviations on page 37.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2012, the aggregate value of these securities was
$14,648,727, representing 4.49% of net assets.
cSee Note 9 regarding holdings of 5% voting securities.
dSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements

Templeton Emerging Markets Small Cap Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Templeton Emerging Markets Small Cap Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such securities and considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may

Annual Report | 27

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Small Cap Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

28 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Small Cap Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital

Annual Report | 29

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Small Cap Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Security Transactions, Investment Income, Expenses and Distributions (continued)

accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

30 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Small Cap Fund

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2012, there were an unlimited number of shares authorized ($0.01 par value).
Transactions in the Fund’s shares were as follows:

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Annual Report | 31

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Small Cap Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distri-
bution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays
Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

32 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Small Cap Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

For the year ended March 31, 2012, the Fund paid transfer agent fees of $893,983, of which $416,196 was retained by Investor Services.

f. Waiver and Expense Reimbursements

TAML and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 1.80% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2012.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

Annual Report | 33

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Small Cap Fund

5. INCOME TAXES (continued)

At March 31, 2012, the Fund had capital loss carryforwards of $2,418,287 expiring in 2018. During the year ended March 31, 2012, the Fund utilized $12,966,702 of capital loss carryforwards.

At March 31, 2012, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2012, aggregated $22,966,372 and $108,128,218, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

34 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Small Cap Fund

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended March 31, 2012, were as shown below.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended March 31, 2012, the Fund did not use the Global Credit Facility.

Annual Report | 35

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Small Cap Fund

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At March 31, 2012, all of the Fund’s investments in securities carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

12. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

In December 2011, FASB issued ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a Fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

36 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Small Cap Fund

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

GDR - Global Depositary Receipt

Annual Report | 37

Templeton Global Investment Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Emerging Markets Small Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Small Cap Fund (the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 18, 2012

38 | Annual Report

Templeton Global Investment Trust

Tax Information (unaudited)

Templeton Emerging Markets Small Cap Fund

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $4,057,202 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2012. Distributions, including qualified dividend income, paid during calendar year 2012 will be reported to shareholders on Form 1099-DIV by mid-February 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2012 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

By mid-February 2013, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2012.

Annual Report | 39

Templeton Global Investment Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).
Principal Occupation During at Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	32	Emeritus Corporation (assisted living) (1999-2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006-2010).
Principal Occupation During at Least the Past 5 Years: Advisor, Saratoga Partners (private equity fund); and **formerly,** Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).				
Frank A. Olson (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	132	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011); and **formerly,** Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-May 2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2001	25	None
Principal Occupation During at Least the Past 5 Years: Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and **formerly,** Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982–1985).				
Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	42	El Oro Ltd (investments).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice (1973-2009) and member of various boards.				

Annual Report | 41

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee, Chairman of the Board and Vice President	Trustee and Vice President since 1994 and Chairman of the Board since 1995	132	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2006	92	None
Principal Occupation During at Least the Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				

42 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1996	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.				
Gary P. Motyl (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	President and Chief Executive Officer – Investment Management	Since 2007	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.				
Mark H. Otani (1968) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2004 and Vice President since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.				

Annual Report | 43

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of
Franklin Resources, Inc. (Resources), which is the parent company of the Trust’s investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.
Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that
Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit
Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec is formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

44 | Annual Report

Templeton Global Investment Trust

Shareholder Information

Templeton Emerging Markets Small Cap Fund

Board Review of Investment Management Agreement

At a meeting held February 28, 2012, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds that constitute Templeton Global Investment Trust, including Templeton Emerging Markets Small Cap Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically

Annual Report | 45

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Emerging Markets Small Cap Fund

Board Review of Investment Management Agreement (continued)

furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares during 2011 and previous years of operation. The Lipper performance universe for the Fund consisted of all retail and institutional emerging markets funds as designated by Lipper. The Lipper report showed the Fund’s total return in 2011 to be in the lowest quintile of such universe and on an annualized basis to be in the highest quintile and second-lowest quintile of such universe for the previous

46 | Annual Report

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Emerging Markets Small Cap Fund

Board Review of Investment Management Agreement (continued)

three- and five-year periods, respectively. The performance universe was not limited to funds investing in small cap stocks, and the Board noted that the Fund’s total return was within one percent of its more narrowly defined MSCI Emerging Markets Small Cap Index benchmark return both during 2011 and the previous three years on an annualized basis, and approximately three-and-one-half percent below such index return for the previous five years on an annualized basis. While intending to monitor future performance, the Board did not believe the Fund’s overall performance warranted any change in portfolio management, noting the experience of the Fund’s portfolio managers and the fact that the Fund has been in operation for only five years.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper reports for the Fund showed its contractual management fee rate to be the highest in its Lipper expense group, and its actual total expense ratio to be the second highest in such group. The Board found the expenses of the Fund to be acceptable in view of its relatively small size and specialized nature and the fact that its expenses were being subsidized by management fee waivers.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2011, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted

Annual Report | 47

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Emerging Markets Small Cap Fund

Board Review of Investment Management Agreement (continued)

that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as the Fund grows in size, its effective management fee rate declines. In view of the specialized nature and size of the Fund, the Board questioned whether economies of scale existed. The investment management advisory agreement for the Fund provides for breakpoints that are above the Fund’s existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders.

48 | Annual Report

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Emerging Markets Small Cap Fund

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 49

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Templeton Emerging Markets Small Cap Fund

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

426 A 05/12

MARCH 31, 2012

ANNUAL REPORT AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

Sign up for electronic delivery at **franklintempleton.com/edelivery**

INTERNATIONAL

TEMPLETON BRIC FUND

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

Annual Report

Templeton BRIC Fund

Your Fund’s Goal and Main Investments: Templeton BRIC Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of BRIC companies — those companies that are organized under the laws of, have a principal office in,

or whose principal trading market is in Brazil, Russia, India or China (including the People’s Republic of

China, Hong Kong and Taiwan); or derive 50% or more of their total revenue or profit from, or have 50%

or more of their assets in, BRIC countries.

This annual report for Templeton BRIC Fund covers the fiscal year ended
March 31, 2012.

Economic and Market Overview

The BRIC economies continued to display strong characteristics despite overall weakness in developed market economies during the 12 months under review. Similar to that of other emerging markets, the stock performance of BRIC markets can be divided in two distinct phases: a decline in the first half of the period followed by a recovery in the second half that partially offset earlier declines. For the 12 months ended
March 31, 2012, the MSCI BRIC Index, which measures stock market performance in Brazil, Russia, India and China, had a -14.76% total return in U.S. dollar (USD) terms, partly due to weaker emerging market currencies.1

In the earlier part of the reporting period, the eurozone debt crisis and concerns the U.S could slip back into a recession dominated news head-
lines. As investors shunned equities in favor of assets generally perceived to be less risky, global stock markets corrected. In this environment, the
MSCI BRIC Index had a -28.28% total return in USD terms for the first six months of the reporting period.1

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the
Fund’s Statement of Investments (SOI). The SOI begins on page 16.

Annual Report | 3

Encouraging economic data, strong corporate earnings, and government and central bank efforts to stimulate growth led investors to adopt a more positive view on emerging market stocks. Further supporting markets were the eurozone financial ministers’ approval of a second bailout package for Greece and the European Central Bank’s additional issuance of three-year 1% loans to the region’s banks worth more than 529 billion euros (approximately US$700 billion) to ease the credit crunch and contain the debt crisis. Furthermore, U.S. Federal Reserve Board Chairman Ben Bernanke’s comments that continued accommodative monetary policies were needed to help lower the U.S. unemployment rate and news that the European Union might increase its bailout fund provided investors with additional reasons to remain positive. In this recent environment, the MSCI BRIC Index generated a total return of +18.86% in USD terms in the second half of the reporting period, recovering some of the losses incurred in the first half.1

Within the BRIC universe, Brazil and China performed better than their peers, while India was the weakest of the four. Although inflation remained a concern for China and India during the 12-month reporting period, in the long term, strong economic growth and rising domestic demand could support both countries’ stock markets. Lower oil prices and political uncertainty prior to parliamentary and presidential elections in Russia caused investors to generally avoid the country’s stocks. A price correction in the Brazilian stock market was augmented by a weaker real.

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. In choosing investments, we strongly believe in on-site visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

Performance Overview

Templeton BRIC Fund – Class A had a -19.93% cumulative total return for the 12 months ended March 31, 2012. In comparison, the MSCI BRIC Index had a -14.76% total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for

4 | Annual Report

professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Manager’s Discussion

During the 12 months under review, significant detractors from the Fund’s absolute performance included Yanzhou Coal Mining, one of China’s biggest coal producers; Brazil-based Vale, one of the world’s top iron ore and nickel producers; and Russia-based Norilsk Nickel (Mining and Metallurgical Co. Norilsk Nickel), one of the world’s largest nickel producers. These companies’ share prices corrected along with metals and mining stocks globally as a result of lower commodity prices and demand concerns. In our long-term view at period-end, Yanzhou Coal Mining could benefit from ongoing industrialization in China and other emerging market countries, which would increase coal demand in power generation and industrial processes. Likewise, Vale could be a major long-term beneficiary of rising commodity demand due to emerging market industrialization. Norilsk Nickel is one of the lowest-cost nickel producers globally, and we believe it is well positioned to benefit from the long-term nickel demand. The company is also one of the world’s largest palladium producers and one of the leading platinum and copper producers. Although the Fund trimmed its positions in all three companies during the reporting period to raise funds for redemptions and lock in long-term gains, they remained well represented in the portfolio at period-end.

Key contributors to absolute performance during the reporting period included Sinopec (China Petroleum and Chemical), one of China’s leading integrated energy and chemical companies; Brazil-based AmBev (Companhia de Bebidas das Americas), one of the world’s biggest beer and soft drink producers; and Tencent Holdings, one of China’s largest and most used Internet service portals. Sinopec’s share price remained relatively defensive during the market correction. Lower oil prices during parts of the period and the company’s ability to limit losses in its refining business despite the Chinese government’s product price control alleviated some investor concerns. News that China may let oil companies set fuel prices according to government-guided rates further supported Sinopec’s share price. AmBev benefited from Brazil’s economic growth, higher income levels and growing domestic demand. The company’s substantial exposure to regional markets further supported its business. Tencent’s earnings continued to be driven by growing demand for online gaming, a recovery in online advertising revenues and the company’s large consumer base. Facebook’s impending initial public offering and its suggested US$100 billion valuation also drew attention to the valuation of Tencent’s assets. Consistent with our

Annual Report | 5

long-term strategy, we liked Tencent’s potential for strong earnings growth and high profit margins over the next five years, based on our analysis.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2012, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Global stock price corrections during the 12-month reporting period presented us a number of opportunities to refocus the Fund. We reduced or eliminated certain positions to raise cash to concentrate on stocks we considered to be more attractively valued within our investment universe. These actions subsequently reduced the Fund’s investments in diversified metals and mining, coal and consumable fuels, brewing, and real estate management and development companies. Major sales included reduction of our positions in the aforementioned Vale, Norilsk Nickel, Yanzhou Coal Mining and AmBev, as well as in Chinese real estate company Soho China. Geographically, the Fund reduced its holdings in Russia, India and Brazil.

Conversely, the Fund increased its holdings in wireless telecommunication services, life and health insurance, specialty stores and apparel retail companies as we continued to search for what we considered to be attractive investment opportunities. Purchases we undertook during the reporting period remained focused on consumer-related companies, due to rising per-capita incomes and increasing consumption in BRIC countries. Key purchases included China Mobile, one of China’s largest wireless telecommunication services providers; China Life Insurance, a leading Chinese life insurance and annuity products provider; and Luk Fook Holdings (International), a major jewelry retailer in Hong Kong and mainland China. We also realigned the Fund’s holdings within the oil, gas and consumable fuels industry by reducing our positions in integrated oil and gas companies and refining and marketing companies, while increasing our positions in oil and gas exploration and production companies, which we believe are better positioned to benefit from the long-term uptrend in oil prices. Geographically, the Fund increased its investments in China via Hong Kong-listed China H and China Red Chip shares.2

2. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong Stock Exchange-listed companies with significant exposure to China.

6 | Annual Report

Thank you for your continued participation in Templeton BRIC Fund.
We look forward to serving your future investment needs.

Mark Mobius

Dennis Lim

Tom Wu

Allan Lam

Portfolio Management Team
Templeton BRIC Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources consid-
ered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you under-
stand our investment management philosophy.

Annual Report | 7

Performance Summary as of 3/31/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance1

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.
8 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions.
The unmanaged index includes reinvestment of any income or distributions. It differs from the
Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 9

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in
BRIC companies, which are located in, or operate in, emerging market countries, involve heightened risks related to the same factors, in addition to those associated with these companies’ smaller size, lesser liquid-
ity and the lack of established legal, political, business and social frameworks to support securities markets in the countries in which they operate. The Fund is a nondiversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares. All investments in emerging markets should be considered long-term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the man-
ager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Past expense reductions by the Fund’s manager and administrator increased the Fund’s total returns. If the manager and administrator had not taken this action, the Fund’s total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatil-
ity, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 8/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to
8/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after
8/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since
8/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
-14.60% and -4.22%.
7. Source: © 2012 Morningstar. The MSCI BRIC Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Brazil, Russia, India and China.

10 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 11

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds.
In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 2.01%; C: 2.71%; and Advisor: 1.71%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

12 | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 13

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

14 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period August 1, 2008 (effective date) to March 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

Templeton Global Investment Trust

Statement of Investments, March 31, 2012

Templeton BRIC Fund	Industry	Shares	Value
Common Stocks 76.7%			
Brazil 9.8%			
Companhia de Bebidas das Americas (AmBev)	Beverages	389,760	$ 13,441,325
Gafisa SA	Household Durables	1,768,592	4,164,925
Itau Unibanco Holding SA, ADR	Commercial Banks	1,559,725	29,931,123
MRV Engenharia e Participacoes SA	Household Durables	867,082	6,135,272
			53,672,645
Chile 0.5%			
Antofagasta PLC	Metals & Mining	139,400	2,568,466
China 36.7%			
Anhui Conch Cement Co. Ltd., H	Construction Materials	1,840,000	5,816,936
Anta Sports Products Ltd.	Textiles, Apparel & Luxury Goods	887,000	925,196
Beijing Capital Land Ltd., H	Real Estate Management & Development	10,264,000	2,894,581
China Construction Bank Corp., H	Commercial Banks	17,502,000	13,545,253
China Life Insurance Co. Ltd., H	Insurance	2,680,000	6,954,002
China Merchants Bank Co. Ltd., H	Commercial Banks	5,161,500	10,554,834
China Mobile Ltd.	Wireless Telecommunication Services	1,032,500	11,361,276
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	15,324,000	16,674,539
Chongqing Changan Automobile Co. Ltd., B	Automobiles	3,064,745	1,270,794
CNOOC Ltd.	Oil, Gas & Consumable Fuels	10,537,000	21,655,831
[a,b] Fook Woo Group Holdings Ltd.	Commercial Services & Supplies	7,402,000	1,296,322
Industrial and Commercial Bank of China Ltd., H	Commercial Banks	16,065,000	10,364,383
Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	1,528,800	8,160,734
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	27,446,000	38,665,298
Soho China Ltd.	Real Estate Management & Development	10,388,149	7,531,328
Tencent Holdings Ltd.	Internet Software & Services	567,500	15,843,464
Travelsky Technology Ltd., H	IT Services	6,295,000	3,299,249
Uni-President China Holdings Ltd.	Food Products	7,491,000	5,247,636
Yanzhou Coal Mining Co. Ltd., H	Oil, Gas & Consumable Fuels	9,042,581	19,655,760
			201,717,416
Hong Kong 2.6%			
Giordano International Ltd.	Specialty Retail	3,484,000	2,682,899
I.T Ltd.	Specialty Retail	5,782,000	3,387,774
Luk Fook Holdings (International) Ltd.	Specialty Retail	1,600,784	4,854,546
[b] Ports Design Ltd.	Textiles, Apparel & Luxury Goods	1,283,500	1,880,889
Sa Sa International Holdings Ltd.	Specialty Retail	2,756,000	1,597,044
			14,403,152
India 12.4%			
Bajaj Holdings and Investment Ltd.	Diversified Financial Services	10,214	163,390
Federal Bank Ltd.	Commercial Banks	386,467	3,237,977
Grasim Industries Ltd.	Construction Materials	243,700	12,602,470
Hindalco Industries Ltd.	Metals & Mining	1,086,680	2,766,658
Infosys Ltd.	IT Services	170,800	9,624,023
Karnataka Bank Ltd.	Commercial Banks	759,442	1,428,668

16 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 (continued)

Annual Report | 17

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 (continued)

See Abbreviations on page 33.

aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2012, the aggregate value of these securities was $3,177,211, represent-
ing 0.58% of net assets.
cAt March 31, 2012, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from regis-
tration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2012, the value of this security was $7,299,836, representing
1.33% of net assets.
eSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Templeton Global Investment Trust

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*

March 31, 2012

	Templeton BRIC Fund
Class A:	
Net assets, at value	$ 398,712,189
Shares outstanding	32,648,286
Net asset value per share[a]	$12.21
Maximum offering price per share (net asset value per share ÷ 94.25%)	$12.95
Class C:	
Net assets, at value	$ 127,570,440
Shares outstanding	10,593,137
Net asset value and maximum offering price per share[a]	$12.04
Advisor Class:	
Net assets, at value	$ 23,410,464
Shares outstanding	1,921,288
Net asset value and maximum offering price per share	$12.18

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements

Templeton BRIC Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Templeton BRIC Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such securities and considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. The VLOC primarily employs

Annual Report | 23

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton BRIC Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)
a	market-based approach which may use related or comparable assets or liabilities, recent trans-

actions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

24 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton BRIC Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign

Annual Report | 25

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton BRIC Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Security Transactions, Investment Income, Expenses and Distributions (continued)

securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

26 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton BRIC Fund

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2012, there were an unlimited number of shares authorized ($0.01 par value).
Transactions in the Fund’s shares were as follows:

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Annual Report | 27

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton BRIC Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

Effective May 1, 2011, the Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Prior to May 1, 2011, the Fund paid fees to TAML based on the average daily net assets of the Fund as follows:

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

28 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton BRIC Fund

5. INCOME TAXES (continued)

At March 31, 2012, capital loss carryforwards were as follows:

During the year ended March 31, 2012, the Fund utilized $6,965,083 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At March 31, 2012, the Fund deferred post-October capital losses and late-year ordinary losses of $1,770,093 and $646,655, respectively.

The tax character of distributions paid during the years ended March 31, 2012 and 2011, was as follows:

At March 31, 2012, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31,
2012, aggregated $118,728,160 and $237,447,056, respectively.

30 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton BRIC Fund

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended March 31, 2012, the Fund did not use the Global Credit Facility.

Annual Report | 31

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton BRIC Fund

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2012, in valuing the Fund’s assets carried at fair value, is as follows:

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

32 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton BRIC Fund

11. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

In December 2011, FASB issued ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a Fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

Annual Report | 33

Templeton Global Investment Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton BRIC Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton BRIC Fund (the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 18, 2012

34 | Annual Report

Templeton Global Investment Trust

Tax Information (unaudited)

Templeton BRIC Fund

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $9,417,559 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2012. Distributions, including qualified dividend income, paid during calendar year 2012 will be reported to shareholders on Form 1099-DIV by mid-February 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2011, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 8, 2011, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class A, Class C, and Advisor Class shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

Annual Report | 35

Templeton Global Investment Trust

Tax Information (unaudited) (continued)

Templeton BRIC Fund

By mid-February 2012, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2011. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2011 individual income tax returns.

1 Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

36 | Annual Report

Templeton Global Investment Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) 300 East S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).
Principal Occupation During at Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	32	Emeritus Corporation (assisted living) (1999-2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006-2010).
Principal Occupation During at Least the Past 5 Years: Advisor, Saratoga Partners (private equity fund); and **formerly,** Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).				
Frank A. Olson (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	132	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011); and **formerly,** Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-May 2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2001	25	None
Principal Occupation During at Least the Past 5 Years: Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and **formerly,** Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).				
Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	42	El Oro Ltd (investments).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice (1973-2009) and member of various boards.				

38 | Annual Report

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee, Chairman of the Board and Vice President	Trustee and Vice President since 1994 and Chairman of the Board since 1995	132	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2006	92	None
Principal Occupation During at Least the Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				

Annual Report | 39

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1996	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.				
Gary P. Motyl (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	President and Chief Executive Officer – Investment Management	Since 2007	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.				
Mark H. Otani (1968) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2004 and Vice President since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.				

40 | Annual Report

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of
Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.
Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the
Fund Audit Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec
has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to
2001. Mr. Niemiec is formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg
Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such back-
ground and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial state-
ments that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 41

Templeton Global Investment Trust

Shareholder Information

Templeton BRIC Fund

Board Review of Investment Management Agreement

At a meeting held February 28, 2012, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds that constitute Templeton Global Investment Trust, including Templeton BRIC Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically

42 | Annual Report

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton BRIC Fund

Board Review of Investment Management Agreement (continued)

furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares during 2011 and previous years of operation. The Lipper performance universe for the Fund consisted of all retail and institutional emerging markets funds as designated by Lipper. The Lipper report showed the Fund’s total return in 2011 to be in the lowest quintile of the performance universe, and on an annualized basis to be in the second-lowest quintile and lowest quintiles of such universe

Annual Report | 43

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton BRIC Fund

Board Review of Investment Management Agreement (continued)

for the previous three- and five-year periods, respectively. The performance universe was not limited to funds investing in the BRIC countries, and the Board further noted that the Fund’s total return had underperformed its MSCI BRIC Index benchmark in 2011 and the previous three- and five-year annualized periods. The Board was not satisfied with the Fund’s performance, which was specifically discussed with senior management. While intending to closely monitor future performance, the Board, however, did not feel that any immediate change in portfolio management was warranted, noting the experience of portfolio managers and the fact that the Fund had been in operation for only five years.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed both its contractual investment management fee rate and its actual total expense ratio to be the highest in its Lipper expense group, but within 15 and 23 basis points of the expense group median. The Board believed such comparative expenses to be acceptable in view of the quality and experience of the Fund’s portfolio managers and research staff, and the depth of the Manager’s physical presence and coverage in the markets in which the Fund invests and noted that a downward reduction in management fees had become effective May 1, 2011.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2011, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation

44 | Annual Report

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton BRIC Fund

Board Review of Investment Management Agreement (continued)

methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as the Fund grows in size, its effective management fee rate declines. In view of the specialized nature and size of the Fund, the Board questioned whether economies of scale existed. The investment management advisory agreement for the Fund provides for breakpoints that are above the Fund’s existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders.

Annual Report | 45

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton BRIC Fund

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

46 | Annual Report

MARCH 31, 2012

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

Sign up for electronic delivery
at franklintempleton.com/edelivery

INTERNATIONAL

TEMPLETON FRONTIER MARKETS FUND

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

Annual Report

Templeton Frontier Markets Fund

Your Fund’s Goal and Main Investments: Templeton Frontier Markets Fund seeks long-

term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located in “frontier market countries” as defined in the prospectus. Such com-

panies are organized under the laws of, have a principal office in, or have their principal trading market in frontier market countries; or derive at least 50% of their total revenue or profit from either goods or services produced or sales made in frontier market countries; or have at least 50% of their assets in, or are linked to currencies of, frontier market countries.

This annual report for Templeton Frontier Markets Fund covers the fiscal year ended March 31, 2012.

Economic and Market Overview

Frontier market stocks performed in line with their emerging market counter-
parts during the 12 months under review. Markets remained on a downward trend in 2011 but started to recover in 2012 as investors refocused on equity investments. For the 12 months ended March 31, 2012, the MSCI Frontier

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the
Fund’s Statement of Investments (SOI). The SOI begins on page 20.

Annual Report | 3

Markets Index, which tracks stock performance in global frontier market countries, had a -8.87% total return in U.S. dollar terms.1

Following the advent of the Arab Spring, many countries in North Africa and the Middle East continued to grapple with the effects of regime change or continued protests. In spite of the short-term challenges, some stock markets, such as those in Egypt and Jordan, recovered strongly toward period-end.

For Kenya, the year was characterized by rapidly increasing inflation, prima-
rily as a result of higher food and energy prices. The Central Bank of Kenya responded by raising interest rates aggressively to bring inflation under con-
trol. Against this backdrop, many companies continued to perform well, recording strong profit growth. The tourism industry, however, came under pressure as the eurozone debt crisis continued to hamper many Europeans’
discretionary spending. The rising number of tourists from China and other countries, however, partly compensated for the decline in European tourists.

In Nigeria, the banking sector continued to undergo reforms as the Asset
Management Corporation of Nigeria (AMCON), which was established by the government in July 2010, bought toxic assets from commercial banks.
Credit growth slowed during the year as banks focused on improving their loan books’ overall quality. Incumbent President Goodluck Jonathan from the ruling People’s Democratic Party won the April 2011 election with about
59% of the votes, thus gaining a credible mandate. The government’s strong position could allow it to deliver on much-needed economic reforms, includ-
ing ongoing privatization efforts in many sectors. In January 2012, the government removed fuel subsidies, leading to widespread demonstrations and strikes. Subsequently, the government partially reinstated the subsidies but confirmed its commitment to fully deregulate the downstream oil sector.

Argentina posted another year of strong economic growth as its 2011 gross domestic product grew 8.9%, driven by expansionary economic policies.2
Inflation remained high at nearly 9.8% year-over-year in March, according to official statistics, while private estimates placed it in a range of 20% to

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: National Institute of Statistics and Census, Argentina.

4 | Annual Report

25%.2 In late October, President Cristina Fernandez de Kirchner was reelected with more than 50% of the votes. Her second term started with increasing economic intervention, focusing on foreign exchange markets, imports and the energy sector.

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. In choosing investments, we strongly believe in on-site visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

Performance Overview

Templeton Frontier Markets Fund – Class A had a -3.90% cumulative total return for the 12 months ended March 31, 2012. For comparison, the MSCI Frontier Markets Index had a -8.87% total return for the same period.1 Also for comparison, the Standard & Poor’s® (S&P®) Frontier Broad Market Index (BMI), which tracks performance of relatively small and illiquid frontier market stocks, had a -7.61% total return for the same period.3 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Manager’s Discussion

During the 12 months under review, significant contributors to the Fund’s absolute performance included NagaCorp, an integrated hotel casino operator that holds an exclusive casino license in the Cambodian capital of Phnom Penh; Panama-based Copa Holdings, a leading Latin American commercial aviation provider of passenger and cargo services; and Credicorp, one of Peru’s largest financial services holding companies. NagaCorp’s share price rose due to the

3. Source: © 2012 Morningstar. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

Annual Report | 5

company’s strong earnings growth and attractive dividend yield, as well as
Cambodia’s rapid tourism growth. By our analysis, the company is in a unique position to benefit from growing gaming demand as a result of its exclusive rights to operate casino activities within a 200-kilometer radius of Phnom Penh, with some geographic restrictions. Copa’s share price benefited from a strong regional integration strategy, growing demand for its passenger and cargo serv-
ices, and profitable business model. We increased the Fund’s investment in
Copa during the period, as we believed the company remained in a favorable position to benefit from the region’s increasing air travel. Credicorp’s share price rebounded in the latter part of the period after the first half’s correction, which we used as a buying opportunity to increase the Fund’s position in the company. In our analysis, Credicorp’s strong banking franchise, profitable oper-
ations and healthy growth outlook, driven by the underpenetrated banking market and positive expectations for the Peruvian economy, could bode well for the company.

Conversely, key detractors from the Fund’s absolute performance included
Nigeria-based UBA (United Bank for Africa), one of West Africa’s largest finan-
cial institutions; BRD-Groupe Societe Generale, one of Romania’s largest banks; and Dangote Sugar Refinery, Nigeria’s only sugar refinery. UBA’s share price declined due to investor concerns about the quality of its loan book. In our long-term view at period-end, UBA appeared well positioned to benefit from structural reforms in the banking sector in Nigeria and regional markets due to its strong market position, good brand recognition and what we consid-
ered to be attractive fundamentals. BRD-Groupe’s share price corrected because of the Romanian economy’s slower-than-expected recovery and increased investor risk aversion due to the eurozone sovereign debt crisis. Also weighing on the stock price was the perceived risk of the bank’s parent company, France’s
Societe Generale Group. The bank’s experienced management team, strong market share and sound capitalization led us to use the market price correction as an opportunity to increase the Fund’s holdings in BRD-Groupe. Dangote
Sugar’s share price was weighed down by higher raw material prices and the company’s limited ability to pass increases to consumers.

It is important to recognize the effect of currency movements on the Fund’s per-
formance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to

6 | Annual Report

a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended
March 31, 2012, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s invest-
ment predominantly in securities with non-U.S. currency exposure.

The Fund received substantial inflows during the 12-month reporting period, which gave us the opportunity to increase our holdings in most markets repre-
sented in the portfolio. Our continued search for undervalued stocks trading at what we considered to be attractive valuations led us to make some of the largest additions in the United Arab Emirates, Kazakhstan, Qatar and Nigeria.
We also made selective purchases in Vietnam, Zimbabwe, Egypt and Kenya. In our view, the global market correction in 2011 provided the Fund with an opportunity to invest in what we considered to be fundamentally attractive companies at cheaper prices. As a result, we increased the Fund’s holdings in diversified metals and mining, industrial conglomerates, diversified banking, oil and gas, and telecommunication services companies. Key purchases included new positions in Industries Qatar, an industrial conglomerate whose operations include metal and petrochemical production, as well as additional investments in Kazakhstan-based Kazakhmys, one of the world’s leading natural resources groups and lowest-cost copper producers, and First Bank of Nigeria, one of
Nigeria’s leading commercial banks.

Conversely, we reduced the Fund’s investments in construction materials, alu-
minum and diversified financial services companies to allow the Fund to focus on stocks we deemed to be more attractively valued within our investment uni-
verse. Key sales included the Fund’s positions in Nigerian cement and related products manufacturer Dangote Cement, Bahrain-based aluminum smelter
Alba (Aluminium Bahrain), Oman investment company Ominvest (Oman
International Development and Investment Company), and Argentinian oil and
gas producer YPF Sociedad Anonima.

Annual Report | 7

Thank you for your continued participation in Templeton Frontier Markets
Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8 | Annual Report

Performance Summary as of 3/31/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 9

Performance Summary (continued)

Performance[1]

Class A		1-Year	3-Year	Inception (10/14/08)
Cumulative Total Return[2]		-3.90%	+65.88%	+55.43%
Average Annual Total Return[3]		-9.44%	+16.07%	+11.67%
Value of $10,000 Investment[4]		$9,056	$15,636	$14,649
Total Annual Operating Expenses[5]				
Without Waiver	2.24%			
With Waiver	2.18%			
Class C		**1-Year**	**3-Year**	**Inception (10/14/08)**
Cumulative Total Return[2]		-4.59%	+62.31%	+51.59%
Average Annual Total Return[3]		-5.52%	+17.52%	+12.78%
Value of $10,000 Investment[4]		$9,448	$16,231	$15,159
Total Annual Operating Expenses[5]				
Without Waiver	2.94%			
With Waiver	2.87%			
Class R		**1-Year**	**3-Year**	**Inception (10/14/08)**
Cumulative Total Return[2]		-4.17%	+64.44%	+54.24%
Average Annual Total Return[3]		-4.17%	+18.03%	+13.34%
Value of $10,000 Investment[4]		$9,583	$16,444	$15,424
Total Annual Operating Expenses[5]				
Without Waiver	2.44%			
With Waiver	2.37%			
Advisor Class		**1-Year**	**3-Year**	**Inception (10/14/08)**
Cumulative Total Return[2]		-3.61%	+67.12%	+56.93%
Average Annual Total Return[3]		-3.61%	+18.67%	+13.91%
Value of $10,000 Investment[4]		$9,639	$16,712	$15,693
Total Annual Operating Expenses[5]				
Without Waiver	1.94%			
With Waiver	1.87%			

10 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions.
The unmanaged indexes include reinvestment of any income or distributions. They differ from the
Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 11

12 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctua-
tions, economic instability and political developments. Investments in emerging market countries, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. The Fund’s ability to invest in smaller company secu-
rities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share.
Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term. Because the Fund is nondiversified and may invest a greater portion of its assets in the securities of one issuer than a diversified fund, it may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. All investments in the Fund should be thought of as long-
term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: © 2012 Morningstar. The MSCI Frontier Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in frontier markets. The S&P Frontier BMI is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of relatively small and illiquid frontier market securities. Due to data availability, performance for the S&P Frontier BMI is shown starting 11/3/08 using the Fund’s value on that date.

Annual Report | 13

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other
Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher.
Please refer to the Fund prospectus for additional information on operating expenses.

Annual Report | 15

Templeton Global Investment Trust

Financial Highlights

Templeton Frontier Markets Fund

Class A	Year Ended March 31, 2012	2011	2010	2009[a]
Per share operating performance				
(for a share outstanding throughout the year)				
Net asset value, beginning of year	$15.85	$15.20	$ 9.38	$10.00
Income from investment operations[b]:				
Net investment income[c]	0.30	0.14	0.09	0.02
Net realized and unrealized gains (losses)	(0.96)	0.59	5.94	(0.64)
Total from investment operations	(0.66)	0.73	6.03	(0.62)
Less distributions from:				
Net investment income	(0.21)	(0.05)	(0.11)	—
Net realized gains	(0.19)	(0.03)	(0.10)	—
Total distributions	(0.40)	(0.08)	(0.21)	—
Net asset value, end of year	$14.79	$15.85	$15.20	$ 9.38
Total return[d]	(3.90)%	4.79%	64.72%	(6.20)%
Ratios to average net assets[e]				
Expenses before waiver and payments by affiliates and expense reductions	2.20%	2.21%	3.03%	5.89%
Expenses net of waiver and payments by affiliates and expense reductions	2.15%	2.16%	2.08%[f]	2.15%[f]
Net investment income	2.17%	0.82%	0.67%	0.59%
Supplemental data				
Net assets, end of year (000's)	$113,854	$122,631	$35,650	$5,123
Portfolio turnover rate	23.70%	14.30%	7.87%	14.54%

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period October 14, 2008 (commencement of operations) to March 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

aFor the period October 14, 2008 (commencement of operations) to March 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period October 14, 2008 (commencement of operations) to March 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Templeton Global Investment Trust

Statement of Investments, March 31, 2012

Templeton Frontier Markets Fund	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests 89.5%			
Argentina 1.8%			
[a]Grupo Clarin SA, B, GDR, Reg S	Media	312,898	$ 1,286,176
Ternium SA, ADR	Metals & Mining	203,600	4,821,248
[b]Ultrapetrol Bahamas Ltd.	Marine	265,507	531,014
			6,638,438
Cambodia 3.1%			
NagaCorp Ltd.	Hotels, Restaurants & Leisure	25,167,611	11,440,413
Colombia 2.3%			
Pacific Rubiales Energy Corp.	Oil, Gas & Consumable Fuels	289,523	8,459,541
Egypt 7.1%			
Alexandria Mineral Oils Co.	Chemicals	234,872	3,499,748
Eastern Tobacco	Tobacco	122,506	2,109,578
Egyptian International Pharmaceutical Industries Co.	Pharmaceuticals	606,951	3,516,095
Maridive & Oil Services SAE	Energy Equipment & Services	2,956,812	3,873,424
[a,b]Orascom Telecom Holding SAE, GDR, Reg S	Wireless Telecommunication Services	2,863,576	9,190,647
[b]Orascom Telecom Media and Technology Holding SAE	Wireless Telecommunication Services	8,937,880	1,993,147
Paints & Chemical Industries Co. SAE	Chemicals	81,820	406,526
Telecom Egypt	Diversified Telecommunication Services	636,170	1,479,833
			26,068,998
France 3.4%			
CFAO SA	Distributors	286,811	12,331,720
Jordan 0.8%			
Arab Potash Co. Ltd.	Chemicals	25,280	1,531,689
Jordan Phosphate Mines	Metals & Mining	77,077	1,395,575
			2,927,264
Kazakhstan 6.6%			
Kazakhmys PLC	Metals & Mining	568,740	8,258,621
KazMunaiGas Exploration Production, GDR	Oil, Gas & Consumable Fuels	777,550	15,760,939
			24,019,560
Kenya 5.6%			
British American Tobacco Kenya Ltd. Corp.	Tobacco	1,197,500	4,109,422
East African Breweries Ltd.	Beverages	1,695,200	4,123,184
Equity Bank Ltd.	Commercial Banks	15,226,600	3,529,344
KenolKobil Ltd. Group	Oil, Gas & Consumable Fuels	3,001,400	430,062
Kenya Airways Ltd.	Airlines	2,971,500	504,493
[b]Kenya Airways Ltd., rts., 4/27/12	Airlines	9,508,800	11,450
Safaricom Ltd.	Wireless Telecommunication Services	199,298,300	7,679,165
			20,387,120
Kuwait 2.3%			
National Mobile Telecommunications Co.	Wireless Telecommunication Services	1,057,500	8,297,401

20 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 (continued)

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 (continued)

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 (continued)

See Abbreviations on page 38.

†Rounds to less than 0.1% of net assets.
aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from regis-
tration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2012, the aggregate value of these securities was
$17,164,318, representing 4.70% of net assets.
bNon-income producing.
cSee Note 1(c) regarding Participatory Notes.
dSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

Templeton Global Investment Trust

Notes to Financial Statements

Templeton Frontier Markets Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Templeton Frontier Markets Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates,

28 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Frontier Markets Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such securities and considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Annual Report | 29

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Frontier Markets Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

30 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Frontier Markets Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Annual Report | 31

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Frontier Markets Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2012, there were an unlimited number of shares authorized ($0.01 par value).

Transactions in the Fund’s shares were as follows:

Templeton Global Investment Trust

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

Annual Report | 33

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Frontier Markets Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

For the year ended March 31, 2012, the Fund paid transfer agent fees of $487,401, of which $253,719 was retained by Investor Services.

34 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Frontier Markets Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
f.	Waiver and Expense Reimbursements

TAML and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 1.85% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2012.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At March 31, 2012, the Fund deferred post-October capital losses of $5,008,511.

The tax character of distributions paid during the years ended March 31, 2012 and 2011, was as follows:

At March 31, 2012, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Annual Report | 35

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Frontier Markets Fund

5. INCOME TAXES (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and corporate actions, which impacted the characterization of the distributions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2012, aggregated $183,737,182 and $65,122,427, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit

36 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Frontier Markets Fund

9. CREDIT FACILITY (continued)

Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended
March 31, 2012, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summa-
rized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associ-
ated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

Annual Report | 37

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Frontier Markets Fund

11. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards
Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve
Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The
amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted
Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

In December 2011, FASB issued ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures
about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a Fund’s financial position. The ASU is effective for interim and annual report-
ing periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

38 | Annual Report

Templeton Global Investment Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Frontier Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Frontier
Markets Fund (the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights
(hereafter referred to as “financial statements”) are the responsibility of the Fund’s management.
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31,
2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 18, 2012

Annual Report | 39

Templeton Global Investment Trust

Tax Information (unaudited)

Templeton Frontier Markets Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $1,506,952 as a long term capital gain dividend for the fiscal year ended March 31, 2012.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $2,025,835 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2012.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $3,842,437 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2012. Distributions, including qualified dividend income, paid during calendar year 2012 will be reported to shareholders on Form 1099-DIV by mid-February 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2011, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 8, 2011, to treat their proportionate share of foreign taxes paid by the Fund, as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

40 | Annual Report

Templeton Global Investment Trust

Tax Information (unaudited) (continued)

Templeton Frontier Markets Fund

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these divi-
dends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts repre-
sent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2012, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2011. The Foreign
Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2011 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limita-
tion calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to
Form 1116 for more information.

Annual Report | 41

Templeton Global Investment Trust

Board Members and Officers

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1994	132	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	35	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Frank J. Crothers (1944) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2001	25	Talon Metals Corp. (mining exploration), Fortis, Inc. (utility holding company) and AML Foods Limited (retail distributors).
Principal Occupation During at Least the Past 5 Years: Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and **formerly,** Chairman, Atlantic Equipment and Power Ltd. (1977-2003).				
Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 1996 and Lead Independent Trustee since 2007	132	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				

42 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).
Principal Occupation During at Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	32	Emeritus Corporation (assisted living) (1999-2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006-2010).
Principal Occupation During at Least the Past 5 Years: Advisor, Saratoga Partners (private equity fund); and **formerly,** Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).				
Frank A. Olson (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	132	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011); and **formerly,** Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-May 2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2001	25	None
Principal Occupation During at Least the Past 5 Years: Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and **formerly,** Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982–1985).				
Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	42	El Oro Ltd (investments).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice (1973-2009) and member of various boards.				

Annual Report | 43

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1996	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.				
Gary P. Motyl (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	President and Chief Executive Officer – Investment Management	Since 2007	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.				
Mark H. Otani (1968) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2004 and Vice President since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.				

Annual Report | 45

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of
Franklin Resources, Inc. (Resources), which is the parent company of the Trust’s investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.
Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and
Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since
2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital Corporation from 2003 to 2010, Executive
Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit
Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec is formerly a director of
Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice
Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that
Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission
Rules and Releases or the listing standards applicable to the Fund.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

46 | Annual Report

Templeton Global Investment Trust

Shareholder Information

Templeton Frontier Markets Fund

Board Review of Investment Management Agreement

At a meeting held February 28, 2012, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds that constitute Templeton Global Investment Trust, including Templeton Frontier Markets Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

Annual Report | 47

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Frontier Markets Fund

Board Review of Investment Management Agreement (continued)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares during 2011 and previous years of operation. The Lipper report for the Fund consisted of all retail and institutional emerging markets funds as designated by Lipper. The Fund has been in operation for only three years and the Lipper report showed its total return to be in the middle quintile of such universe for 2011 and 2010 and the lowest quintile of such universe for 2009. The performance was not limited to funds investing in “Frontier Markets,” and the Board noted that the Fund’s cumulative return for its three years of operation exceeded its more narrowly defined MSCI Frontier

48 | Annual Report

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Frontier Markets Fund

Board Review of Investment Management Agreement (continued)

Markets Index benchmark. While pleased with the Fund’s comparative performance to date, the Board did not believe such performance to be particularly meaningful in view of the Fund’s brief period of operation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper reports for the Fund showed its contractual management fee rate to be the highest in its Lipper expense group, and its actual total expense ratio to be the highest in such group. The Board found the expenses of the Fund to be acceptable in view of its relatively small size and specialized nature and the fact that its expenses were being subsidized by management fee waivers.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2011, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the

Annual Report | 49

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Frontier Markets Fund

Board Review of Investment Management Agreement (continued)

infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as the Fund grows in size, its effective management fee rate declines. In view of the specialized nature and size of the Fund, the Board questioned whether economies of scale existed. The investment management advisory agreement for the Fund provides for breakpoints that are above the Fund’s existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders.

50 | Annual Report

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Frontier Markets Fund

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 51

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MARCH 31, 2012

ANNUAL REPORT AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

Sign up for electronic delivery
at **franklintempleton.com/edelivery**

INTERNATIONAL

TEMPLETON ASIAN GROWTH FUND

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

Annual Report

Templeton Asian Growth Fund

Your Fund’s Goal and Main Investments: Templeton Asian Growth Fund seeks long-

term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of companies located in the Asian region (excluding Australia, New Zealand and Japan) as defined in the prospectus. Such companies have their principal securities trading markets in, derive at least 50% of their total revenues or profits from goods or services produced or sales made in, have at least 50% of their assets in, are linked to currencies of, or are organized under the laws of or have principal offices in, Asia region countries.

This annual report for Templeton Asian Growth Fund covers the fiscal year ended March 31, 2012.

Economic and Market Overview

Asian economies continued to display generally strong characteristics despite overall weakness in developed market economies during the 12 months under review. Similar to that of other emerging markets, the stock performance of
Asian markets can be divided in two distinct phases: a decline in the first half of the period followed by a recovery in the second half that partially offset ear-
lier declines. For the 12 months ended March 31, 2012, the MSCI All Country
(AC) Asia ex Japan Index, which tracks stock performance in Asia excluding
Japan, had a -6.79% total return in U.S. dollar (USD) terms, partly due to weaker emerging market currencies.1

In the earlier part of the reporting period, the eurozone debt crisis and con-
cerns the U.S. could slip back into a recession dominated news headlines. As investors shunned equities in favor of assets generally perceived to be less risky, global stock markets corrected. In this environment, the MSCI Asia ex
Japan Index, had a -20.68% total return in USD terms for the first six months of the reporting period.1

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 17.

Annual Report | 3

Encouraging economic data, strong corporate earnings, and government and central bank efforts to stimulate growth led investors to adopt a more positive view on Asian and other emerging market stocks. Further supporting markets were the eurozone financial ministers’ approval of a second bailout package for Greece and the European Central Bank’s additional issuance of three-year 1% loans to the region’s banks worth more than 529 billion euros (approximately US$700 billion) to ease the credit crunch and contain the debt crisis. Furthermore, U.S. Federal Reserve Board Chairman Ben Bernanke’s comments that continued accommodative monetary policies were needed to help lower the U.S. unemployment rate and news that the European Union might increase its bailout fund provided investors with additional reasons to remain positive. In this recent environment, the MSCI Asia ex Japan Index generated a +17.52% total return in USD terms in the second half of the reporting period, recovering some of the losses incurred in the first half.1

Southeast Asian stocks were the strongest performers during the reporting period. Good domestic demand, rising disposable incomes and relatively low unemployment made these economies more resilient to global uncertainties. China and India, however, underperformed their regional peers, amid concerns of inflationary pressures and slowing economic growth.

Investment Strategy

When choosing equity investments for the Fund, we apply a fundamental research, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look for investments, we consider specific companies, rather than sectors, while doing in-depth research to assess factors such as management strength and local conditions. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price.

Performance Overview

Templeton Asian Growth Fund – Class A had a -8.48% cumulative total return for the 12 months ended March 31, 2012. In comparison, the MSCI AC Asia ex Japan Index had a -6.79% total return for the same period.1 Please note index performance information is provided for reference and we do not attempt

4 | Annual Report

to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Manager’s Discussion

During the 12 months under review, significant contributors to the Fund’s absolute performance included Indonesia’s major car and motorcycle company Astra International, Indonesia’s largest heavy equipment distributor United Tractors and South Korean apparel manufacturer Avista. In addition to having market leadership and an extensive distribution network in the automotive industry, Astra is engaged in financial services, heavy equipment and mining, agribusiness, information technology and infrastructure. In our assessment, the broad scope of Astra’s business interests puts the company in a good position to benefit from Indonesia’s robust economic growth, higher income levels and affordable credit availability. United Tractors’ dominance in the heavy equipment and mining contracting businesses allowed the company to benefit from growing coal demand. The Fund realized some gains as we trimmed our holdings in Astra and United Tractors because, in our analysis, their valuations became expensive after strong 2011 returns. Avista benefited from South Korea’s recovering consumer demand. The company’s numerous fashion brands and broad product offerings allowed it to target a wide range of consumers and further diversify its earnings base.

Conversely, key detractors from the Fund’s absolute performance included China VTM (Vanadium Titano-Magnetite) Mining, a major iron ore mine operator in China’s Sichuan Province; Chalco (Aluminum Corp. of China), the country’s leading producer of alumina and primary aluminum products; and Anhui Tianda Oil Pipe, one of China’s largest oil well pipes manufacturers. China VTM Mining’s stock price corrected due to lower iron ore prices and general iron ore market weakness. However, the company’s favorable long-term demand outlook, driven by China’s steel production, as well as what we considered to be attractive valuations and high potential return on equity, led us to maintain a positive view of the company at period-end. Chalco’s share price declined due to poor earnings results, lower aluminum prices and economic slowdown concerns in China. Taking a longer-term view, however, we believe Chalco is well positioned to benefit from China’s continuing growth. In our analysis, a potential long-term uptrend in aluminum prices coupled with demand from China’s

Annual Report | 5

manufacturing, construction and consumer segments could support the company’s multiyear growth. Anhui Tianda’s share price declined due to increased costs and business expenses that pressured profit margins. We maintained a positive view of the company at period-end, due to what we considered to be attractive valuations and growing demand for oil pipes, driven by higher oil prices. Consistent with our long-term investment strategy, we used price corrections during the reporting period to increase the Fund’s investments in China VTM Mining, Chalco and Anhui Tianda at what we considered to be more attractive prices given our assessment of these companies’ long-term growth potential.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2012, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Portfolio inflows during the period and our continued search for companies that we considered to be attractively valued led us to increase the Fund’s investments in India and in China via Hong Kong-listed China H and China Red Chip shares, as well as initiate an investment in Singapore.2 We also identified companies that we deemed to have attractive fundamentals and selectively added to our holdings in South Korea, Pakistan and Thailand. As a result, the Fund increased its holdings in oil and gas exploration and production, oil and gas services, metals and mining, construction, and banking companies. Key purchases included additional investments in PetroChina, one of China’s largest oil and gas companies, and the afomentioned China VTM Mining, as well as a new investment in Singapore-based SembCorp Marine, one of the world’s leading rig builders.

Conversely, the Fund undertook three sales during the reporting period. We divested the Fund’s investment in Sinopec (China Petroleum and Chemical) in favor of PetroChina, and reduced its holdings in the aforementioned Astra International and United Tractors to realize gains and invest in companies we considered to be more attractively valued in our investment universe.

2. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong Stock Exchange-listed companies with significant exposure to China.

6 | Annual Report

Oil and gas, banking, automobile, and apparel goods companies continued to account for significant positions in the Fund, reflecting our favorable long-term outlook for consumer- and commodity-related companies due to rising per-
capita incomes and increasing consumption in emerging markets. The valuations of some commodity companies became more attractive to us after recent com-
modity price declines. Companies do not benefit equally from rising commodity prices, and we continued to be very selective in deciding on investment opportu-
nities, as is consistent with our long-term, value-oriented investment strategy.

Thank you for your participation in Templeton Asian Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 7

Performance Summary as of 3/31/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

8 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees) for each class do not exceed 1.70% (other than certain nonroutine expenses) until
7/31/12.

Annual Report | 9

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions.
The unmanaged index includes reinvestment of any income or distributions. It differs from the
Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10 | Annual Report

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctua-
tions, economic instability and political developments. Investments in emerging market countries involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. The Fund may also experience greater volatility than a fund that is more broadly diversified geographically. Smaller company stocks have historically had more price volatility than large-company stocks, particularly over the short term.
The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund’s total return would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: © 2012 Morningstar. The MSCI AC Asia ex Japan Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of Asia, excluding Japan.

Annual Report | 11

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

12 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher.
Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.94%; C: 2.70%;
and Advisor: 1.70%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Annual Report | 13

aFor the period November 1, 2010 (commencement of operations) to March 31, 2011.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

14 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Financial Highlights (continued)

aFor the period November 1, 2010 (commencement of operations) to March 31, 2011.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

Templeton Global Investment Trust

Financial Highlights (continued)

aFor the period November 1, 2010 (commencement of operations) to March 31, 2011.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2012

Annual Report | 17

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 (continued)

See Abbreviations on page 31.

aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2012,
the value of this security was $366,810, representing 3.33% of net assets.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Financial Statements

Statement of Assets and Liabilities

March 31, 2012

	Templeton Asian Growth Fund
Assets:	
Investments in securities:	
Cost	$11,979,088
Value	$10,969,116
Receivables:	
Investment securities sold	19,342
Capital shares sold	12,517
Dividends	46,839
Affiliates	15,201
Total assets	11,063,015
Liabilities:	
Payables:	
Capital shares redeemed	3,215
Reports to shareholders	8,958
Professional fees	3,765
Funds advanced by custodian	17,016
Deferred tax	7,586
Accrued expenses and other liabilities	2,626
Total liabilities	43,166
Net assets, at value	$11,019,849
Net assets consist of:	
Paid-in capital	$11,994,084
Undistributed net investment income	4,778
Net unrealized appreciation (depreciation)	(1,017,950)
Accumulated net realized gain (loss)	38,937
Net assets, at value	$11,019,849
Class A:	
Net assets, at value	$ 8,152,571
Shares outstanding	906,156
Net asset value per share[a]	$9.00
Maximum offering price per share (net asset value per share ÷ 94.25%)	$9.55
Class C:	
Net assets, at value	$ 1,769,186
Shares outstanding	197,472
Net asset value and maximum offering price per share[a]	$8.96
Advisor Class:	
Net assets, at value	$ 1,098,092
Shares outstanding	121,906
Net asset value and maximum offering price per share	$9.01

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

Templeton Global Investment Trust

Notes to Financial Statements

Templeton Asian Growth Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Templeton Asian Growth Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such securities and considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to

22 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Asian Growth Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

Annual Report | 23

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Asian Growth Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

24 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Asian Growth Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report | 25

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Asian Growth Fund

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2012, there were an unlimited number of shares authorized ($0.01 par value).
Transactions in the Fund’s shares were as follows:

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

26 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Asian Growth Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

Effective May 1, 2011, the Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Prior to May 1, 2011, the Fund paid fees to TAML based on the average daily net assets of the
Fund as follows:

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distri-
bution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reim-
bursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate.

Annual Report | 27

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Asian Growth Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Distribution fees were not charged on shares held by affiliates.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

For the year ended March 31, 2012, the Fund paid transfer agent fees of $16,125, of which $9,768 was retained by Investor Services.

f. Waiver and Expense Reimbursements

TAML and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 1.70% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2012. Prior to August 1, 2011, common expenses were limited to 1.85%.

g. Other Affiliated Transactions

At March 31, 2012, Franklin Advisors Inc., (an affiliate of the investment manager) owned 30.38% of the Fund’s outstanding shares.

28 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Asian Growth Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2012, there were no credits earned.

5. INCOME TAXES

The tax character of distributions paid during the years ended March 31, 2012 and 2011, was as follows:

At March 31, 2012, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of offering costs, which impacted the characterization of the distributions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2012, aggregated $4,757,547 and $1,221,528, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Annual Report | 29

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Asian Growth Fund

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended March 31, 2012, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At March 31, 2012, all of the Funds investments in securities carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

30 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Asian Growth Fund

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

In December 2011, FASB issued ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a Fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

Annual Report | 31

Templeton Global Investment Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Asian Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Asian Growth Fund (the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period November 1, 2010 (commencement of operations) through March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 18, 2012

32 | Annual Report

Templeton Global Investment Trust

Tax Information (unaudited)

Templeton Asian Growth Fund

Under Section 871(k)(2)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $14,460 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2012.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $175,895 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2012. Distributions, including qualified dividend income, paid during calendar year 2012 will be reported to shareholders on Form 1099-DIV by mid-February 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2011, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 8, 2011, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class A, Class C and Advisor Class shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Annual Report | 33

Templeton Global Investment Trust

Tax Information (unaudited) (continued)

Templeton Asian Growth Fund

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2012, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2011. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2011 individual income tax returns.

1 Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

34 | Annual Report

Templeton Global Investment Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	32	Emeritus Corporation (assisted living) (1999-2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006-2010).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and **formerly,** Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Frank A. Olson (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	132	Hess Corporation (exploration and refining of oil and gas).

Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).

Principal Occupation During at Least the Past 5 Years:
John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011); and **formerly,** Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-May 2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2001	25	None

Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and **formerly,** Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982–1985).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	42	El Oro Ltd (investments).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1973-2009) and member of various boards.

36 | Annual Report

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee, Chairman of the Board and Vice President	Trustee and Vice President since 1994 and Chairman of the Board since 1995	132	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2006	92	None
Principal Occupation During at Least the Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				

Annual Report | 37

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1996	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Gary P. Motyl (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	President and Chief Executive Officer – Investment Management	Since 2007	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Mark H. Otani (1968) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2004 and Vice President since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

38 | Annual Report

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of
Franklin Resources, Inc. (Resources), which is the parent company of the Trust’s investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.
Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and
Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008.
She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital Corporation from 2003 to 2010, Executive Vice
President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec is formerly a director of Emeritus
Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connec-
tion with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee func-
tions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases or the
listing standards applicable to the Fund.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 39

Templeton Global Investment Trust

Shareholder Information

Templeton Asian Growth Fund

Board Review of Investment Management Agreement

At a meeting held February 28, 2012, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds that constitute Templeton Global Investment Trust, including Templeton Asian Growth Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

40 | Annual Report

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Asian Growth Fund

Board Review of Investment Management Agreement (continued)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares during 2011 and previous years of operation. The Lipper performance universe for the Fund consisted of all retail and institutional Pacific ex-Japan funds as designated by Lipper. The Fund has been in operation for only one full year, and its 2011 total return as shown in the Lipper report was in the second-lowest quintile of such universe. In view of the Fund’s short period of operation, the Board did not believe such performance to be particularly meaningful.

Annual Report | 41

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Asian Growth Fund

Board Review of Investment Management Agreement (continued)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper reports for the Fund showed its contractual management fee rate to be the highest in its Lipper expense group, and its actual total expense ratio to be the highest in such group. The Board found the expenses of the Fund to be acceptable in view of its relatively small size and specialized nature and the fact that its expenses were being subsidized by management fee waivers.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2011, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent,

42 | Annual Report

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Asian Growth Fund

Board Review of Investment Management Agreement (continued)

reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as the Fund grows in size, its effective management fee rate declines. In view of the specialized nature and size of the Fund, the Board questioned whether economies of scale existed. The investment management advisory agreement for the Fund provides for breakpoints that are above the Fund’s existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Annual Report | 43

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Asian Growth Fund

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

44 | Annual Report

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | **INTERNATIONAL** | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON
INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Templeton Asian Growth Fund

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

490 A 05/12

MARCH 31, 2012

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

Sign up for electronic delivery
at franklintempleton.com/edelivery

HYBRID

Templeton Emerging Markets Balanced Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · **Templeton** · Mutual Series

Annual Report

Templeton Emerging Markets

Balanced Fund

Your Fund’s Goal and Main Investments: The Fund seeks income and capital apprecia-

tion. Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings in a diversified portfolio of equity securities, fixed and floating rate debt obligations issued by governments,

government-related entities and corporate entities that are located, incorporated or have significant busi-

ness activities in or are impacted by economic developments in developing or emerging market countries.

The Fund normally invests at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed income securities.

This inaugural annual report for Templeton Emerging Markets Balanced Fund covers the period since the Fund’s inception on October 3, 2011, through
March 31, 2012.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the
Fund’s Statement of Investments (SOI). The SOI begins on page 20.

Annual Report | 3

Economic and Market Overview

The global economy recovered unevenly during the period under review, with emerging market economies continuing to grow faster than their developed market counterparts. The eurozone debt and banking crises hampered
Europe’s economic growth, and the region’s lower import demand affected manufacturing outputs of many export-driven emerging market economies.
Strong domestic demand in many emerging market countries, however, largely compensated for weak external demand. Positive economic reports, including real gross domestic product (GDP) growth in 2011 of 1.7% in the U.S. and
9.2% in China helped dampen fears of a severe global economic slowdown.1
Although China’s GDP in the first quarter of 2012 grew at a slower-than-
expected 8.1% year-over-year, investor concerns about a possible economic hard landing in China subsided as the country’s manufacturing activity stabi-
lized, domestic demand remained strong, and inflationary pressures eased.2
Other non-Japan Asian economies showed encouraging results, and in the first quarter of 2012, GDP grew at year-over-year rates of 6.3% in Indonesia and
2.8% in South Korea.3 Although some developed economies, such as those of
Australia and some Scandinavian nations, enjoyed relatively strong recoveries, growth in the G-3 (U.S., eurozone and Japan) was slow by the standards of previous recoveries.

Globally, central bankers pursued divergent policies. Interest rates remained at historically low levels in the U.S. (0% to 0.25%) and Japan (0.10%), while the European Central Bank (ECB) reduced its key interest rate 50 basis points
(bps; 100 bps equal one percentage point) to 1.00%. In non-Japan Asia, poli-
cymakers reduced interest rates 50 bps in Australia to 4.25%, 50 bps in the
Philippines to 4.00% and 100 bps in Indonesia to 5.75%. In contrast, policy-
makers in India and Sri Lanka increased rates 25 bps and 50 bps to 8.50%
and 7.50%. In addition to rate adjustments, central bankers employed a vari-
ety of tools. The ECB’s Long-Term Refinancing Operation (LTRO) helped reduce fears of a disorderly sovereign credit event and its potential fallout.
The U.S. Federal Reserve Board (Fed) increased the average maturity of its
Treasury holdings in an effort to put downward pressure on longer-term rates, while the Bank of England and Bank of Japan expanded their respective asset purchase programs. Similarly, Chinese officials signaled a desire to pur-
sue “fine tuning,” which included two 50-bps reductions in the commercial bank cash reserve requirement ratio from a record high of 21.50% to 20.50%.

In this environment, investors adopted a more positive view of emerging market stocks and bonds. For the period covering the Fund’s inception on

1. Source: Bureau of Economic Analysis (U.S.); National Bureau of Statistics (China).
2. Source: National Bureau of Statistics (China).
3. Source: Badan Pusat Statistik (Indonesia); Bank of Korea (South Korea).

4 | Annual Report

October 3, 2011, through March 31, 2012, the MSCI Emerging Markets (EM)
Index, which measures stock performance in emerging markets, delivered a
+ 23.12% total return in U.S. dollar (USD) terms and the J.P. Morgan (JPM)
Emerging Markets Bond Index (EMBI) Global, which measures performance of
U.S. dollar-denominated emerging market bonds, posted a +10.35% total return.4 Near period-end, U.S. Fed Chairman Ben Bernanke’s comments that continued accommodative monetary policies were needed to help lower the
U.S. unemployment rate and news that the European Union might increase its bailout fund provided investors with additional reasons to remain positive.
Many emerging market currencies also strengthened during the reporting period. For example, the Brazilian real, Russian ruble, South African rand,
Turkish lira and South Korean won each appreciated against the U.S. dollar.

Investment Strategy

When choosing equity investments for the Fund, we apply a fundamental research, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-
term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price.

When choosing fixed income investments for the Fund, we allocate the
Fund’s assets based upon our assessment of changing market, political and economic conditions. We will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks. We may reg-
ularly enter into currency-related transactions involving certain derivative instruments, including currency and cross currency forwards, and currency and currency index futures contracts, to provide a hedge against risks associ-
ated with other securities held in the Fund.

Performance Overview

Templeton Emerging Markets Balanced Fund – Class A delivered a +15.92%
cumulative total return since its inception on October 3, 2011, through
March 31, 2012. For comparison, an equally weighted combination of the

4. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Fund’s blended benchmark is currently weighted 50% for the MSCI EM Index and 50% for the JPM
EMBI Global and is rebalanced monthly. For the period covering the Fund’s inception on 10/3/11 through 3/31/12, the
MSCI EM Index had a +23.12% total return and the JPM EMBI Global had a +10.35% total return. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

Annual Report | 5

MSCI EM Index and the JPM EMBI Global posted a +16.86% total return for the same period.4 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find more of the Fund’s performance data in the Performance Summary beginning on page 11.

Manager’s Discussion

Emerging market equities outperformed emerging market bonds during the reporting period, leading the Fund’s overweighted allocation to emerging mar-
ket equities to contribute to performance.

Equity
Consistent with our long-term, value-oriented strategy, we followed a funda-
mental research investment approach from the ground up and identified what we considered to be attractively valued companies. We undertook investments in Brazil, Russia, India and China via Hong Kong-listed China H and China
Red Chip shares.5 We also made selective purchases in South Africa, Thailand,
Indonesia and Pakistan, due to what we considered to be attractive fundamen-
tals of many of these countries’ stocks. The Fund’s key purchases included metals and mining, oil and gas, and diversified banking companies. We also added food retail, precious metals and minerals, construction, and automobile manufacturing companies. Major purchases included Brazil-based Vale, one of the world’s largest iron ore producers; Russia-based Gazprom, the world’s biggest gas company by reserves and production; and United Bank, one of
Pakistan’s largest banks.

In our analysis, commodity-related companies have strong long-term growth potential due to the long-term upward trend in commodity prices resulting from continued emerging market demand, as well as increasing exploration and production costs that contribute to relatively inelastic supply. Infrastructure development in emerging markets has also led to continued demand for hard commodities such as metals. We also favored consumer-related companies.
Given rising per-capita income and strong demand for consumer goods in emerging market countries, these companies could have positive earnings growth potential, in our view. Furthermore, we believe that liberalization

5. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong Stock Exchange-listed companies with significant exposure to China.

6 | Annual Report

and consolidation of Asia’s financial and banking sectors could unlock hidden value and allow corporations to benefit from the regional consumers’ growing financial needs.

For the period since the Fund’s inception on October 3, 2011, through March 31, 2012, most of the Fund’s stock investments generated strong returns. Three of the top stock contributors to absolute performance were Gazprom; China Merchants Bank, one of the country’s top ten banks; and Russia-based TMK (OAO TMK), one of the world’s leading manufacturers of value-added pipe products for oil and gas companies. The board’s decision to increase dividend payouts supported Gazprom’s share price. The company had what we considered to be attractive valuations and, in our assessment, its monopolistic position in Europe made it well positioned to benefit from the region’s growing natural gas demand. China Merchants Bank has a strong retail banking franchise and is also well represented in the consumer banking area. Announcements of strong 2011 corporate results and a higher-than-expected dividend distribution drove the bank’s share price increase. TMK, which we considered to have attractive valuations, benefited from the energy sector’s production and exploration efforts, as well as high oil prices.

Conversely, the Fund had three notable detractors from absolute performance. These were Bank Danamon Indonesia, one the country’s 10 largest banks; Reliance Industries, one of India’s biggest conglomerates; and South Africa-based Impala Platinum Holdings, the world’s second-largest platinum producer. Bank Danamon boasts improving asset quality, good profitability, as well as high net interest margins, return on equity and return on assets. We also believe the bank stands well positioned to benefit from Indonesia’s growing economy and the country’s underpenetrated banking sector. Plans by DBS Group in Singapore to acquire Bank Danamon could further unlock hidden value. Reliance is one of India’s dominant petrochemical producers and is among the world’s top 10 petrochemical producers. Indian stocks generally underperformed their emerging market peers during the period. The stock price of Reliance declined due to recent refining margin setbacks. Impala’s share price was pressured by a strike in its Rustenberg mine that resulted in lost platinum group metals production, as well as concerns the company might lose 51% of its assets in its subsidiary, Zimplats Holdings, under Zimbabwe’s Indigenization and Economic Empowerment Act and 2010 regulations. Near period-end, Impala resumed operations at its Rustenberg mine. Additionally, the company reached a tentative agreement with the Zimbabwe government that would meet its indigenization and empowerment objectives.

Annual Report | 7

Fixed Income
The Fund purchased investment grade and subinvestment-grade hard and local currency-denominated government and corporate debt. Emerging market sov-
ereign debt generally compensates for greater credit risk by offering higher yields relative to underlying “risk-free” assets, such as U.S. Treasuries. Spreads between higher yielding emerging market sovereign and corporate credits and
U.S. Treasuries narrowed over the period as the 10-year U.S. Treasury yield increased 43 bps.6 As financial markets began reflecting the underlying strength of emerging economies, governments of some countries traditionally considered emerging markets could borrow more cheaply than some eurozone members and, in several cases, U.S. states. Regionally, Latin American sovereign debt posted a +13.11% total return, Asian debt a total return of +8.63%, and cen-
tral and eastern European debt a total return of +8.36%, as measured by subindexes of the JPM EMBI Global.7

In Latin America, the Fund’s interest rate strategies, currency positions and sov-
ereign and corporate credit exposures each contributed to absolute performance.
Risk aversion subsided during the period, and most Latin American currencies appreciated against the U.S. dollar. Consequently, our currency exposures in the region contributed to absolute performance. For the period, the Brazilian real appreciated 3.44%, the Chilean peso 7.72% and the Mexican peso 8.97%
against the U.S. dollar.8 In the Europe-Middle East-Africa region, our sovereign and corporate credit exposures contributed to performance as narrowing credit spreads led several of our holdings to appreciate. Currency exposures in Africa detracted from performance, while contributions from interest rate strategies were largely neutral. Asian economies continued to lead the global recovery as fears of “hard landings” in the region subsided in the face of strong domestic demand. Strong growth in China helped support economic activity in the region as a whole. Similar to several Latin American currencies, fundamentals began to reassert themselves in Asia, and currency exposures in the region contributed to performance. Several currencies appreciated against the U.S. dollar over the period, including the Malaysian ringgit, South Korean won and Philippine peso, which rose 4.61%, 3.97% and 2.42% respectively.8 Although the Fund main-
tained little overall duration exposure in Asia, select exposures benefited from declining yields and contributed to performance. Contributions from sovereign credit exposures in the region were positive.

With U.S. interest rates at historically low levels, we maintained a cautious approach to U.S. dollar interest rate risk over the medium term.

6. Source: Federal Reserve H.15 Report.
7. Source: J.P. Morgan.
8. Source: IDC/Exshare.

8 | Annual Report

Annual Report | 9

10 | Annual Report

Performance Summary as of 3/31/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 11

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Aggregate total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed
1.23% (other than certain nonroutine expenses) until 7/31/13.

12 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Generally, investors should be comfortable with fluctuation in the value of their investments, especially over the short term. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual com-
panies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates.
Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with for-
eign investing, including currency fluctuations, economic instability, and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The risks associ-
ated with higher yielding, lower rated securities include higher risk of default and loss of principal. The Fund’s use of foreign currency techniques involves special risks, as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the period indicated.
3. Aggregate total return represents the change in value of an investment over the period indicated. Since the Fund has existed for less than one year, average annual total returns are not available.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the period indicated.
5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Annual Report | 13

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher.
Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.39%; C: 2.23%;
R: 1.72%; and Advisor: 1.22%), multiplied by the average account value over the period, multiplied by 181/366 to reflect the Actual period and
183/366 to reflect the Hypothetical one-half year period.

Annual Report | 15

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Templeton Global Investment Trust

Statement of Investments, March 31, 2012

20 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 (continued)

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 *(continued)*

Templeton Emerging Markets Balanced Fund	Principal Amount*		Value
Foreign Government and Agency Securities 20.6%			
Brazil 2.2%			
Nota Do Tesouro Nacional,			
10.00%, 1/01/14	200[d]	BRL	$ 110,128
[e]Index Linked, 6.00%, 5/15/15	300[d]	BRL	368,035
[e]Index Linked, 6.00%, 5/15/45	100[d]	BRL	131,389
			609,552
Ghana 1.3%			
Government of Ghana, 14.99%,			
3/11/13	450,000	GHS	257,896
2/23/15	150,000	GHS	84,250
			342,146
Hungary 2.1%			
Government of Hungary,			
B, 6.75%, 2/24/17	30,000,000	HUF	125,240
D, 6.75%, 8/22/14	30,500,000	HUF	133,961
senior note, 4.375%, 7/04/17	40,000	EUR	44,644
senior note, 5.75%, 6/11/18	10,000	EUR	11,655
senior note, 6.375%, 3/29/21	290,000		265,093
			580,593
Indonesia 2.5%			
Government of Indonesia,			
FR20, 14.275%, 12/15/13	530,000,000	IDR	67,292
FR34, 12.80%, 6/15/21	1,720,000,000	IDR	278,810
FR49, 9.00%, 9/15/13	2,950,000,000	IDR	343,762
			689,864
Latvia 0.8%			
[b]Government of Latvia, 144A, 5.25%, 2/22/17	200,000		206,500
Malaysia 0.7%			
Government of Malaysia, senior bond, 3.702%, 2/25/13	560,000	MYR	183,971
Mexico 1.6%			
Government of Mexico, 8.00%, 12/19/13	54,500[f]	MXN	448,712
Poland 2.0%			
Government of Poland,			
5.00%, 10/24/13	610,000	PLN	197,716
Strip, 1/25/13	1,170,000	PLN	363,222
			560,938
Romania 0.3%			
[g]Government of Romania, senior note, Reg S, 5.25%, 6/17/16	55,000	EUR	75,406

22 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 *(continued)*

Templeton Emerging Markets Balanced Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)			
Serbia 0.8%			
[b]Government of Serbia, 144A, 7.25%, 9/28/21	200,000		$ 211,500
South Korea 2.1%			
Korea Treasury Bond, senior bond, 3.00%, 12/10/13	655,000,000	KRW	573,650
Sri Lanka 0.9%			
Government of Sri Lanka,			
A, 7.00%, 3/01/14	13,000,000	LKR	93,687
[b]senior note, 144A, 6.25%, 10/04/20	165,000		165,619
			259,306
Ukraine 1.1%			
[b]Government of Ukraine, 144A, 7.75%, 9/23/20	360,000		309,600
Uruguay 0.9%			
[e]Government of Uruguay, senior note, Index Linked, 4.375%, 12/15/28	4,507,521	UYU	254,290
Venezuela 0.7%			
Government of Venezuela, 10.75%, 9/19/13	170,000		178,504
Vietnam 0.6%			
[b]Government of Vietnam, 144A, 6.75%, 1/29/20	150,000		164,625
Total Foreign Government and Agency Securities (Cost $5,576,156)			5,649,157
Total Investments before Short Term Investments (Cost $22,212,853)			25,298,339
Short Term Investments 6.8%			
Foreign Government and Agency Securities 3.8%			
Malaysia 1.4%			
Government of Malaysia, senior bond, 2.509%, 8/27/12	1,185,000	MYR	386,230
Nigeria 2.4%			
[h]Nigeria Treasury Bill, 2/21/13	116,000,000	NGN	639,728
Total Foreign Government and Agency Securities (Cost $1,020,151)			1,025,958
Total Investments before Money Market Funds (Cost $23,233,004)			26,324,297

Annual Report | 23

Templeton Global Investment Trust

Statement of Investments, March 31, 2012 (continued)

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31,
2012, the aggregate value of these securities was $3,072,669, representing 11.23% of net assets.
cAt March 31, 2012, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
dPrincipal amount is stated in 1,000 Brazilian Real Units.
eRedemption price at maturity is adjusted for inflation. See Note 1(e).
fPrincipal amount is stated in 100 Mexican Peso Units.
gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from regis-
tration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2012, the value of this security was $75,406, representing
0.28% of net assets.
hThe security is traded on a discount basis with no stated coupon rate.
iSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

At March 31, 2012 the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements

Templeton Emerging Markets Balanced Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Templeton Emerging Markets Balanced Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Effective October 3, 2011, the Fund commenced operations offering four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark

Annual Report | 29

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such securities and considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the

30 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary

Annual Report | 31

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 10 regarding other derivative information.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

32 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

f. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report | 33

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2012, there were an unlimited number of shares authorized ($0.01 par value).

Transactions in the Fund’s shares were as follows:

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.

34 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Under a subadvisory agreement, Advisers, an affiliate of TAML, provides subadvisory services to the Fund. The subadvisory fee is paid by TAML based on the average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor
Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimburse-
ment distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate.
Under the Class A reimbursement distribution plan, costs exceeding the maximum for the cur-
rent plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays
Distributors for costs incurred in connection with the servicing, sale and distribution of the
Fund’s shares up to the maximum annual plan rate for each class.

Annual Report | 35

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Distribution fees were not charged on shares held by affiliates.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

For the period ended March 31, 2012, the Fund paid transfer agent fees of $1,924, of which $1,267 was retained by Investor Services.

f. Waiver and Expense Reimbursements

TAML and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 1.23% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2013.

g. Other Affiliated Transactions

At March 31, 2012, Advisers owned 84.27% of the Fund’s outstanding shares.

36 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended March 31, 2012, there were no credits earned.

5. INCOME TAXES

The tax character of distributions paid during the period ended March 31, 2012, was as follows:

At March 31, 2012, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums and offering costs.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2012, aggregated $22,564,449 and $0, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

Annual Report | 37

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

8. CREDIT RISK

At March 31, 2012, the Fund had 14.14% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At March 31, 2012, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the period ended March 31, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

For the period ended March 31, 2012, the average month end market value of derivatives represented 0.19% of average month end net assets. The average month end number of open derivative contracts for the period was 3.

38 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

10. OTHER DERIVATIVE INFORMATION (continued)

See Note 1(c) regarding derivative financial instruments.

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended March 31, 2012, the Fund did not use the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report | 39

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

12. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of March 31, 2012, in valuing the Fund’s assets and liabilities car-
ried at fair value, is as follows:

13. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards
Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve
Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The
amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted
Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

In December 2011, FASB issued ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures about
Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offset-
ting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a Fund’s financial position. The ASU is effective for interim and annual report-
ing periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

40 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report | 41

Templeton Global Investment Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Emerging Markets Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Balanced Fund (the “Fund”) at March 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period October 3, 2011 (commencement of operations) through March 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 18, 2012

42 | Annual Report

Templeton Global Investment Trust

Tax Information (unaudited)

Templeton Emerging Markets Balanced Fund

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $43,073 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2012. Distributions, including qualified dividend income, paid during calendar year 2012 will be reported to shareholders on Form 1099-DIV by mid-February 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on March 14, 2011, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Annual Report | 43

Templeton Global Investment Trust

Tax Information (unaudited) (continued)

Templeton Emerging Markets Balanced Fund

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2013, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2012. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2012 individual income tax returns.

1 Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

44 | Annual Report

Templeton Global Investment Trust

Board Members and Officers

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1994	132	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	35	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Frank J. Crothers (1944) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2001	25	Talon Metals Corp. (mining exploration), Fortis, Inc. (utility holding company) and AML Foods Limited (retail distributors).
Principal Occupation During at Least the Past 5 Years: Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and **formerly,** Chairman, Atlantic Equipment and Power Ltd. (1977-2003).				
Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 1996 and Lead Independent Trustee since 2007	132	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				

Annual Report | 45

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).
Principal Occupation During at Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	32	Emeritus Corporation (assisted living) (1999-2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006-2010).
Principal Occupation During at Least the Past 5 Years: Advisor, Saratoga Partners (private equity fund); and **formerly,** Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).				
Frank A. Olson (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	132	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011); and **formerly,** Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-May 2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2001	25	None
Principal Occupation During at Least the Past 5 Years: Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and **formerly,** Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982–1985).				
Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	42	El Oro Ltd (investments).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice (1973-2009) and member of various boards.				

46 | Annual Report

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee, Chairman of the Board and Vice President	Trustee and Vice President since 1994 and Chairman of the Board since 1995	132	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2006	92	None
Principal Occupation During at Least the Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				

Annual Report | 47

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1996	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.				
Gary P. Motyl (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	President and Chief Executive Officer – Investment Management	Since 2007	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.				
Mark H. Otani (1968) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2004 and Vice President since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.				

48 | Annual Report

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of
Franklin Resources, Inc. (Resources), which is the parent company of the Trust’s investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.
Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the
Fund Audit Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec
has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to
2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg
Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such back-
ground and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial state-
ments that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 49

Templeton Global Investment Trust

Shareholder Information

Templeton Emerging Markets Balanced Fund

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

50 | Annual Report

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Templeton Emerging Markets Balanced Fund

Investment Manager
Templeton Asset Management Ltd.

Subadvisor
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

080 A 05/12

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.
(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $242,480 for the fiscal year ended March 31, 2012 and $189,833 for the fiscal year ended March 31, 2011.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $11,285 the fiscal year ended March 31, 2012 and $2,065 for the fiscal year ended March 31, 2011. The services for which these fees were paid included preparation of tax returns for foreign governments.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $75,000 for the fiscal year ended March 31, 2012 and $60,000 for the fiscal year ended March 31, 2011. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2012 and $834 for the fiscal year ended March 31, 2011. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2012 and $143,966 for the fiscal year ended March 31, 2011. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)	(2) None of the services provided to the registrant described in paragraphs
(b)	-(d) of Item 4 were approved by the audit committee pursuant to paragraph

(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).
(g)	The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $86,285 for the fiscal year ended March 31, 2012 and $206,865 for the fiscal year ended March 31, 2011.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Securities Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.

There have been no significant changes in

the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and
Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of
Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and
Mark H. Otani, Chief Financial Officer and Chief Accounting Officer